UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03175

Prudential Sector Funds, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Address of principal executive offices:

Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 800-225-1852

Date of fiscal year end: 11/30/2010

Date of reporting period: 11/30/2010

Item 1 – Reports to Stockholders –

ANNUAL REPORT	NOVEMBER 30, 2010

Prudential Financial Services Fund

Fund Type Sector stock Objective Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

January 14, 2011

Dear Shareholder:

We hope you find the annual report for the Prudential Financial Services Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Financial Services Fund

Prudential Financial Services Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.44%; Class B, 2.14%; Class C, 2.14%; Class Z, 1.14%.

Cumulative Total Returns (Without Sales Charges) as of 11/30/10
	One Year	Five Years	Ten Years
Class A	8.78%	49.94%	119.72%
Class B	8.03	44.61	104.13
Class C	8.03	44.61	104.13
Class Z	9.19	52.04	125.49
MSCI World Financials ex-Real Estate Index	–7.57	–35.98	–16.89
S&P Composite 1500 Index	11.79	6.88	16.42
Lipper Global Financial Services Funds Avg.	3.66	–6.98	67.57

Average Annual Total Returns (With Sales Charges) as of 12/31/10
	One Year	Five Years	Ten Years
Class A	10.95%	8.55%	7.23%
Class B	11.66	8.87	7.05
Class C	15.66	9.01	7.05
Class Z	17.78	10.09	8.12
MSCI World Financials ex-Real Estate Index	2.77	–7.36	–1.66
S&P Composite 1500 Index	16.38	2.65	2.07
Lipper Global Financial Services Funds Avg.	10.72	–1.29	4.85

Average Annual Total Returns (With Sales Charges) as of 11/30/10
	One Year	Five Years	Ten Years
Class A	2.79%	7.22%	7.58%
Class B	3.03	7.52	7.40
Class C	7.03	7.66	7.40
Class Z	9.19	8.74	8.47

Average Annual Total Returns (Without Sales Charges) as of 11/30/10
	One Year	Five Years	Ten Years
Class A	8.78%	8.44%	8.19%
Class B	8.03	7.66	7.40
Class C	8.03	7.66	7.40
Class Z	9.19	8.74	8.47

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Financial Services Fund (Class A shares) with a similar investment in the MSCI World Financials ex-Real Estate Index and the S&P Composite 1500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 2000) and the account values at the end of the current fiscal year (November 30, 2010) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares in effect through March 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC, MSCI, and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50%, and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees.

Prudential Financial Services Fund	3

Your Fund’s Performance (continued)

Benchmark Definitions

MSCI World Financials ex-Real Estate Index

MSCI World Financials ex-Real Estate Index (also referred to as MSCI Finance ex-Real Estate Index) is an unmanaged, cap-weighted index that monitors the performance of financial stocks from around the world. This index excludes real estate.

S&P Composite 1500 Index

The Standard & Poor’s Composite (S&P Composite) 1500 Index is an unmanaged index of the 500 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index, which gives a broad look at how U.S. stock prices have performed.

Lipper Global Financial Services Funds Average

The Lipper Global Financial Services Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Global Financial Services Funds category for the periods noted. Funds in the Lipper Average invest primarily in equity securities of companies engaged in providing financial services, including, but not limited to, banks, finance companies, insurance companies, and securities/brokerage firms.

An investor cannot invest directly in an index or average. The returns for the MSCI World Financials ex-Real Estate Index and the S&P Composite 1500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/10
National Bank of Canada (Canada), Commercial Banks	4.5%
Bank of America Corp., Diversified Financial Services	4.4
Standard Chartered PLC (United Kingdom), Commercial Banks	4.3
Itau Unibanco Holding SA (Brazil), ADR, Commercial Banks	4.1
BNP Paribas (France), Commercial Banks	3.7

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/10
Commercial Banks	48.3%
Insurance	13.5
Capital Markets	11.0
Diversified Financial Services	9.9
IT Services	7.2

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

During the one-year period ended November 30, 2010, the Prudential Financial Services Fund’s Class A shares returned 8.78%, outperforming the 7.57% decline of its benchmark, the Morgan Stanley Capital Index (MSCI) World Financials ex-Real Estate Index (the Index) and the 3.66% return of the Lipper Global Financial Services Funds Average.

Relative to the Index, the Fund’s outperformance was driven by stock selection over the period, especially in the commercial banks and capital markets industries. Stock selection within the diversified financial services and thrifts and mortgage industries slightly detracted from results. Industry-level returns within the MSCI World Financials ex-Real Estate Index were mixed, with consumer finance, thrifts and mortgage finance, and insurance each posting positive returns, and diversified financial services, commercial banks, and capital markets each declining.

Were there any changes in the Fund’s investment strategy during the reporting period?

There were no changes to the Fund’s investment strategy during the period. The Fund invests primarily in a diversified universe of the common stocks of financial institutions. The investment focus is on banks, insurance companies, and non-bank financials. Investment decisions are based primarily on a bottom-up approach using proprietary fundamental research. During the period, companies in countries with strong savings patterns, export industries, and stable government-industry relations were preferred. Derivatives were not an active part of the portfolio during the period. While there was small exposure to rights options over the course of the year, they did not have a material impact on performance.

What was the market environment like for stocks during the reporting period?

Global equities were volatile during the period and moved higher early in the year on the back of strong corporate earnings and generally favorable economic data, before succumbing to escalating global growth concerns, challenges in Europe, and mixed U.S. economic data. Investor optimism waned as housing data disappointed, following the expiration of the homebuyers’ tax credit.

Furthermore, employment data softened in May and June as jobless claims remained elevated, sinking consumer confidence and raising fears of a double-dip recession. A one-day “flash crash” in early May also shook investor confidence and further boosted market volatility. Global equities rebounded in the third quarter as investors shrugged off sovereign debt fears in Europe and concerns about the pace of economic growth. Strong corporate earnings, a rebound of growth in China, and robust merger and acquisition activity helped equities strengthen. Late in the year, favorable economic data helped to diminish fears of a double-dip recession and increased investors’ appetite for risk. Corporations added fuel to the rally, as they took advantage of

Prudential Financial Services Fund	5

Strategy and Performance Overview (continued)

exceptionally low interest rates and healthy balance sheets to acquire companies and raise dividend payouts. In addition, the results of the U.S. mid-term elections and the issuance of new regulations helped lift some of the uncertainty for global banks.

Among financial services companies, which stocks or related-group of stocks contributed most and detracted most from the Fund’s return?

For the one-year period ended November 30, 2010, the Fund’s relative outperformance was driven by stock selection in the commercial banks and capital markets industries. Stock selection within the diversified financial services and thrifts & mortgage finance industries slightly detracted from the Fund’s returns.

Which holdings made the largest positive contributions to the Fund’s return?

The largest contributor to relative performance during the period was Bangkok Bank, Thailand’s biggest lender, which rallied in the third quarter on better-than-expected quarterly profits, driven by stronger lending and gains from the sale of a stake in a smaller Thai bank. The company also benefited from the quick return to stability in Bangkok after a period of civil unrest early in the year. Shares of Ameriprise Financial, an insurance, asset management, and financial planning provider, strengthened on better-than-expected quarterly earnings, and the Fund’s greater-than-Index position contributed to relative results. A new position established in March in Aberdeen Asset Management added to results, as did an overweight position in National Bank of Canada, the Fund’s largest position at the end of the period. In addition, not owning the Spanish bank Banco Santander was beneficial to relative results as this benchmark component underperformed.

Which holdings detracted most from the Fund’s return?

The top relative detractors from performance were BNP Paribas, Irish Life & Permanent, and Deutsche Boerse. Shares of BNP Paribas, a France-based bank group, fell during the second quarter on renewed concerns regarding debt and solvency in the euro zone. Irish Life & Permanent, a provider of personal financial services in Ireland, fell after the company expressed concern that mortgage delinquency rates could rise. Shares of Deutsche Boerse, an international financial marketplace operator, declined early in the year after the company warned that earnings would be burdened by write-downs. Not holding the strong performing Australia & New Zealand Banking and Berkshire Hathaway also detracted from relative results.

Were there significant changes to the Fund’s portfolio?

Fund positioning is generated through bottom-up stock selection. During this period, the Fund also placed greater awareness on country exposures. As a result of these stock-by-stock decisions, the Fund is underweight in the insurance, diversified financial services, and consumer finance industries. The Fund is overweight in commercial banks, (the largest industry in the benchmark), and IT services, a non-benchmark industry.

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Comments on Five Largest Holdings

Top Five Holdings as a percentage of the Fund’s net assets as of November 30, 2010

4.5%	National Bank of Canada (Canada), Commercial Banks

National Bank of Canada offers a full array of banking services, including corporate and investment banking. It is an active player on international markets and, through its subsidiaries, is involved in securities brokerage, insurance, and wealth management, as well as mutual fund and retirement plan management. National Bank of Canada is the sixth largest bank in Canada.

4.4%	Bank of America Corp., Diversified Financial Services

Bank of America is one of the world’s largest financial institutions, serving individual consumers, small- and middle-market businesses, and large corporations with a full range of banking, investing, asset management, and other financial and risk management products and services.

4.3%	Standard Chartered PLC (United Kingdom), Commercial Banks

Standard Chartered offers specialized banking products in Asia, Africa, the Middle East, Latin America, and to U.S.-based multinational corporations, financial institutions, and development organizations. Its key products include trade finance services, cash management, foreign exchange and derivatives, commodity finance, and structured import and export finance services.

4.1%	Itau Unibanco Holding SA (Brazil), ADR, Commercial Banks

Itau Unibanco provides a variety of credit and non-credit products and services directed towards individuals, small and middle-market companies, and large corporations.

3.7%	BNP Paribas (France), Commercial Banks

BNP Paribas provides global banking and financial services. Present across Europe through all its business lines, the Group has four domestic retail banking markets in France, Italy, Belgium, and Luxembourg. It has one of the largest international networks with operations in 84 countries. BNP Paribas has key positions in retail banking, corporate and investment banking, and investment solutions.

Prudential Financial Services Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2010, at the beginning of the period, and held through the six-month period ended November 30, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Financial Services Fund		Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,142.70	1.49%	$8.00
	Hypothetical	$1,000.00	$1,017.60	1.49%	$7.54

Class B	Actual	$1,000.00	$1,138.80	2.19%	$11.74
	Hypothetical	$1,000.00	$1,014.09	2.19%	$11.06

Class C	Actual	$1,000.00	$1,138.80	2.19%	$11.74
	Hypothetical	$1,000.00	$1,014.09	2.19%	$11.06

Class Z	Actual	$1,000.00	$1,145.00	1.19%	$6.40
	Hypothetical	$1,000.00	$1,019.10	1.19%	$6.02

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2010, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Financial Services Fund	9

Portfolio of Investments

as of November 30, 2010

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 92.0%
COMMON STOCKS

Capital Markets 11.0%
1,246,304	Aberdeen Asset Management PLC (United Kingdom)	$3,470,033
51,200	Ameriprise Financial, Inc.	2,654,208
96,083	Julius Baer Group Ltd. (Switzerland)	3,647,449
386,100	Man Group PLC (United Kingdom)	1,590,883
328,425	UBS AG (Switzerland)(a)	4,918,276
14,994	Verwaltungs-und Privat-Bank AG (Liechtenstein)	1,740,449

		18,021,298

Commercial Banks 48.3%
218,400	Banco do Brasil SA (Brazil)	4,190,692
421,600	Banco Santander Brasil SA (Brazil), ADR	5,501,880
1,195,300	Bangkok Bank PCL (Thailand)	5,812,408
61,553	BankNordik P/F (Faroe Islands)(a)	1,554,328
108,100	Bank of Nova Scotia (Canada)	5,604,288
9,707	Banque Cantonale Vaudoise (Switzerland)	4,400,623
135,300	BB&T Corp.(b)	3,138,960
102,496	BNP Paribas (France)	6,066,820
20,700	Citizens & Northern Corp.(b)	308,637
353,862	Credito Emiliano SpA (Italy)	1,875,208
429,178	DnB NOR ASA (Norway)	5,250,475
16,651	Gronlandsbanken (Denmark)(a)	1,261,407
290,060	Itau Unibanco Holding SA (Brazil), ADR	6,767,100
539,661	Karnataka Bank Ltd. (India)	1,928,831
12,300	M&T Bank Corp.	946,608
607,400	Mitsubishi UFJ Financial Group, Inc. (Japan)	2,874,064
112,500	National Bank of Canada (Canada)	7,434,611
14,900	Regions Financial Corp.	80,162
4,751	Ringkjoebing Landbobank A/S (Denmark)(a)	579,173
262,388	Standard Chartered PLC (United Kingdom)	7,064,763
29,400	Sterling Bancorp	276,066
474,169	UCO Bank (India)	1,434,856
184,200	Wells Fargo & Co.	5,012,082

		79,364,042

Consumer Finance 0.8%
70,100	Discover Financial Services	1,281,428

Diversified Financial Services 9.9%
666,100	Bank of America Corp.	7,293,795

See Notes to Financial Statements.

Prudential Financial Services Fund	11

Portfolio of Investments

as of November 30, 2010 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Diversified Financial Services (cont’d.)
982,800	Citigroup, Inc.(a)	$4,127,760
153,000	ING Groep NV (Netherlands), ADR(a)(b)	1,352,520
713	Osaka Securities Exchange Co. Ltd. (Japan)	3,531,348
948	Warsaw Stock Exchange (Poland)(a)	15,437

		16,320,860

Insurance 13.5%
89,100	ACE Ltd.	5,214,132
175,500	Allstate Corp. (The)	5,108,805
200	Brasil Insurance Participacoes e Administracao SA (Brazil)(a)	190,715
177,300	Hartford Financial Services Group, Inc. (The)	3,946,698
127,600	National Financial Partners Corp.(a)(b)	1,500,576
393,153	Prudential PLC (United Kingdom)	3,473,494
124,500	Unum Group	2,675,505

		22,109,925

IT Services 7.2%
396,100	Cielo SA (Brazil)	3,442,138
105,200	Euronet Worldwide, Inc.(a)	1,721,072
167,500	Lender Processing Services, Inc.	5,153,975
111,400	Redecard SA (Brazil)	1,452,111

		11,769,296

Thrifts & Mortgage Finance 1.3%
277,704	Beneficial Mutual Bancorp, Inc.(a)(b)	2,157,760

	Total long-term investments (cost $121,317,625)	151,024,609

SHORT-TERM INVESTMENT 11.0%

Affiliated Money Market Mutual Fund
18,069,805	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $18,069,805; includes $6,721,064 of cash collateral for securities on loan) (Note 3)(c)(d)	18,069,805

	Total Investments 103.0% (cost $139,387,430; Note 5)	169,094,414
	Liabilities in excess of other assets (3.0%)	(4,898,201)

	Net Assets 100.0%	$164,196,213

See Notes to Financial Statements.

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The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement is $6,296,694; cash collateral of $6,721,064 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, options and futures traded in active markets for identical securities and mutual funds with daily NAVs

Level 2—other significant observable inputs for debt securities, swaps, forward foreign currency contracts (including, but not limited to quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates and amortized cost) and for foreign stocks priced using vendor modeling tools

Level 3—significant unobservable inputs valued in accordance with Board approved fair valuation procedures

The following is a summary of the inputs used as of November 30, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Brazil	$21,544,636	$—	$—
Canada	13,038,899	—	—
Denmark	1,840,580	—	—
Faroe Islands	1,554,328	—	—
France	6,066,820	—	—
India	3,363,687	—	—
Italy	1,875,208	—	—
Japan	6,405,412	—	—
Liechtenstein	1,740,449	—	—
Netherlands	1,352,520	—	—
Norway	5,250,475	—	—

See Notes to Financial Statements.

Prudential Financial Services Fund	13

Portfolio of Investments

as of November 30, 2010 continued

	Level 1	Level 2	Level 3
Common Stocks (continued)
Poland	$15,437	$—	$—
Switzerland	12,966,348	—	—
Thailand	5,812,408	—	—
United Kingdom	15,599,173	—	—
United States	52,598,229	—	—
Affiliated Money Market Mutual Fund	18,069,805	—	—

Total	$169,094,414	$—	$—

Fair value of Level 2 investments at November 30, 2009 was $46,036,223. $26,824,512 was transferred out of Level 2 into Level 1 at November 30, 2010 as a result of no longer using third-party vendor modeling tools due to the lack of any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The country allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2010 were as follows:

United States (including 4.1% of collateral received for securities on loan)	43.0%
Brazil	13.1
United Kingdom	9.5
Canada	8.0
Switzerland	7.9
Japan	3.9
France	3.7
Thailand	3.5
Norway	3.2
India	2.1
Denmark	1.1
Italy	1.1
Liechtenstein	1.1
Faroe Islands	1.0
Netherlands	0.8

103.0
Liabilities in excess of other assets	(3.0)

100.0%

See Notes to Financial Statements.

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The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Fund did not hold any derivative instruments as of November 30, 2010, accordingly no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights
Equity contracts	$441,428

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights
Equity contracts	$(455,337)

See Notes to Financial Statements.

Prudential Financial Services Fund	15

Statement of Assets and Liabilities

as of November 30, 2010

Assets
Investments at value, including securities on loan of $6,296,694:
Unaffiliated investments (cost $121,317,625)	$151,024,609
Affiliated investments (cost $18,069,805)	18,069,805
Receivable for Fund shares sold	2,252,539
Dividends receivable	224,920
Foreign tax reclaim receivable	93,892
Receivable for investments sold	42,004
Prepaid expenses	2,447

Total assets	171,710,216

Liabilities
Payable to broker for collateral for securities on loan	6,721,064
Payable for Fund shares reacquired	184,621
Foreign capital gains tax liability	157,622
Accrued expenses	143,948
Payable for investments purchased	140,243
Management fee payable	102,922
Distribution fee payable	57,063
Affiliated transfer agent fee payable	4,823
Deferred directors’ fees	1,697

Total liabilities	7,514,003

Net Assets	$164,196,213

Net assets were comprised of:
Common stock, at par	$129,029
Paid-in capital in excess of par	125,471,366

125,600,395
Undistributed net investment income	335,962
Accumulated net realized gain on investment and foreign currency transactions (net of foreign capital gains taxes)	8,706,593
Net unrealized appreciation on investments and foreign currencies (net of foreign capital gains taxes)	29,553,263

Net assets, November 30, 2010	$164,196,213

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($107,000,571 ÷ 8,298,629 shares of common stock issued and outstanding)	$12.89
Maximum sales charge (5.50% of offering price)	.75

Maximum offering price to public	$13.64

Class B
Net asset value, offering price and redemption price per share ($9,862,768 ÷ 822,871 shares of common stock issued and outstanding)	$11.99

Class C
Net asset value, offering price and redemption price per share ($25,408,038 ÷ 2,119,886 shares of common stock issued and outstanding)	$11.99

Class Z
Net asset value, offering price and redemption price per share ($21,924,836 ÷ 1,661,562 shares of common stock issued and outstanding)	$13.20

See Notes to Financial Statements.

Prudential Financial Services Fund	17

Statement of Operations

Year Ended November 30, 2010

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $264,587)	$2,997,832
Affiliated dividend income	12,053
Affiliated income from securities loaned, net	4,988

Total income	3,014,873

Expenses
Management fee	1,172,342
Distribution fee—Class A	300,139
Distribution fee—Class B	101,307
Distribution fee—Class C	263,234
Transfer agent’s fees and expenses (including affiliated expense of $72,300) (Note 3)	277,000
Custodian’s fees and expenses	118,000
Reports to shareholders	65,000
Registration fees	58,000
Legal fees and expenses	37,000
Audit fee	21,000
Directors’ fees	15,000
Insurance	3,000
Loan interest expense (Note 7)	904
Miscellaneous	16,544

Total expenses	2,448,470

Net investment income	566,403

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (net of realized foreign capital gains taxes of $107,004)	25,893,820
Foreign currency transactions	(116,164)

25,777,656

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes of $157,622)	(15,390,777)
Foreign currencies	1,415

(15,389,362)

Net gain on investment and foreign currency transactions	10,388,294

Net Increase In Net Assets Resulting From Operations	$10,954,697

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended November 30,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment income	$566,403	$243,054
Net realized gain (loss) on investment and foreign currency transactions	25,777,656	(123,721)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(15,389,362)	62,666,616

Net increase in net assets resulting from operations	10,954,697	62,785,949

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	—	(126,951)
Class Z	—	(43,041)

	—	(169,992)

Tax return of capital distributions
Class A	—	(23,339)
Class Z	—	(4,041)

	—	(27,380)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	73,282,312	82,054,002
Net asset value of shares issued in reinvestment of dividends and distributions	—	179,140
Cost of shares reacquired	(79,218,986)	(48,140,302)

Net increase (decrease) in net assets from Fund share transactions	(5,936,674)	34,092,840

Total increase	5,018,023	96,681,417

Net Assets
Beginning of year	159,178,190	62,496,773

End of year(a)	$164,196,213	$159,178,190

(a) Includes undistributed net investment income of:	$335,962	$—

See Notes to Financial Statements.

Prudential Financial Services Fund	19

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company currently consists of three portfolios: Prudential Jennison Health Sciences Fund, Prudential Jennison Utility Fund and Prudential Financial Services Fund. These financial statements relate to Prudential Financial Services Fund (the “Fund”). The financial statements of the other portfolios are not presented herein. Investment operations for the Fund commenced on June 30,1999.

The Fund is non-diversified and its investment objective is long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity-related securities of companies in the financial services sector. The value of certain securities held by the Fund may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of

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trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividend or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Prudential Financial Services Fund	21

Notes to Financial Statements

continued

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The

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Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level. Net investment income or loss (other than distribution fees which are charged directly to the respective class), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends and interest and foreign capital gains tax is accrued in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Wellington Management Company, LLP (“Wellington Management”). The subadvisory agreement provides that Wellington Management furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Wellington Management assumes the day-to-day management responsibilities of the Fund and is obligated to keep certain books and records of the Fund. PI pays for the services of Wellington Management, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Prudential Financial Services Fund	23

Notes to Financial Statements

continued

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of average daily net assets up to $1 billion and .70% of average daily net assets in excess of $1 billion. The effective management fee rate was .75% for the year ended November 30, 2010.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Fund that it received $212,009 in front-end sales charges resulting from sales of Class A shares, during the year ended November 30, 2010. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2010, it received $10,000, $23,016 and $42,396 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees related to the services of Wells Fargo Advisors, LLC (“Wells Fargo”), an affiliate of

24	Visit our website at www.prudentialfunds.com

PI through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended November 30, 2010, the Fund incurred approximately $148,700 in total networking fees, of which approximately $3,800 was paid to Wells Fargo through December 31, 2009. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended November 30, 2010, PIM has been compensated approximately $1,600 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2 registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2010, were $102,194,582 and $116,164,249, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended November 30, 2010, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investment and foreign currency transactions by $223,168 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities, currencies and taxes. Net investment income, net realized gain on investments and net assets were not affected by this change.

Prudential Financial Services Fund	25

Notes to Financial Statements

continued

For the year ended November 30, 2010, there were no distributions paid by the Fund. For the year ended November 30, 2009, the tax character of dividends and distributions paid by the fund were $169,992 from ordinary income and $27,380 of return of capital.

As of November 30, 2010, the Fund had accumulated undistributed earnings on a tax basis of $1,634,452 from ordinary income and $7,711,507 from long-term capital gain.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2010 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation of Investments
$139,658,628	$32,537,521	$(3,101,735)	$29,435,786	$3,901	$29,439,687

The difference between book basis and tax basis was attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to mark-to-market of receivables and payables.

For federal income tax purposes, the Fund utilized approximately $16,962,000 of its capital loss carryforward to offset net taxable gains realized in the year ended November 30, 2010. In addition, the Fund elected to treat post-October foreign currency losses of approximately $30,500 as having been incurred in the following year (November 30, 2011).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of November 30, 2010, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of

26	Visit our website at www.prudentialfunds.com

purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 400 million shares of $.01 par value per share common stock authorized, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2010:
Shares sold	3,814,082	$47,401,040
Shares reacquired	(4,203,030)	(50,070,268)

Net increase (decrease) in shares outstanding before conversion	(388,948)	(2,669,228)
Shares issued upon conversion from Class B	48,206	574,900

Net increase (decrease) in shares outstanding	(340,742)	$(2,094,328)

Year ended November 30, 2009:
Shares sold	5,511,851	$53,481,269
Shares issued in reinvestment of dividends and distributions	15,369	138,320
Shares reacquired	(3,554,997)	(33,838,462)

Net increase (decrease) in shares outstanding before conversion	1,972,223	19,781,127
Shares issued upon conversion from Class B	272,257	2,001,409

Net increase (decrease) in shares outstanding	2,244,480	$21,782,536

Class B
Year ended November 30, 2010:
Shares sold	179,182	$2,026,693
Shares reacquired	(260,387)	(2,926,538)

Net increase (decrease) in shares outstanding before conversion	(81,205)	(899,845)
Shares reacquired upon conversion into Class A	(51,680)	(574,900)

Net increase (decrease) in shares outstanding	(132,885)	$(1,474,745)

Year ended November 30, 2009:
Shares sold	355,851	$3,202,496
Shares reacquired	(255,258)	(2,050,291)

Net increase (decrease) in shares outstanding before conversion	100,593	1,152,205
Shares reacquired upon conversion into Class A	(289,679)	(2,001,409)

Net increase (decrease) in shares outstanding	(189,086)	$(849,204)

Prudential Financial Services Fund	27

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended November 30, 2010:
Shares sold	636,402	$7,307,287
Shares reacquired	(964,899)	(11,120,552)

Net increase (decrease) in shares outstanding	(328,497)	$(3,813,265)

Year ended November 30, 2009:
Shares sold	1,313,982	$12,614,067
Shares reacquired	(705,613)	(5,966,771)

Net increase (decrease) in shares outstanding	608,369	$6,647,296

Class Z
Year ended November 30, 2010:
Shares sold	1,315,482	$16,547,292
Shares reacquired	(1,231,553)	(15,101,628)

Net increase (decrease) in shares outstanding	83,929	$1,445,664

Year ended November 30, 2009:
Shares sold	1,419,560	$12,756,170
Shares issued in reinvestment of dividends and distributions	4,456	40,820
Shares reacquired	(744,282)	(6,284,778)

Net increase (decrease) in shares outstanding	679,734	$6,512,212

Note 7. Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), was a party to a Syndicated Credit Agreement (“SCA”) with two banks. The purpose of the SCA was to provide an alternative source of temporary funding for capital share redemptions. The SCA provided for a commitment of $500 million through October 20, 2010, which was subsequently extended through December 17, 2010 under the same terms. The Funds paid an annualized commitment fee of .15% of the unused portion of the SCA. Interest on any borrowings under the SCA was incurred at contracted market rates and a commitment fee for the unused amount was accrued daily and paid quarterly. The Fund utilized the SCA during the year ended November 30, 2010. The average daily balance for the 20 days the Fund had loans outstanding during the reporting period was $1,124,250 at a weighted average interest rate of approximately 1.45%. At November 30, 2010, the Fund did not have an outstanding loan amount.

28	Visit our website at www.prudentialfunds.com

Effective December 17, 2010, the Funds entered into a New Syndicated Credit Agreement (“New SCA”) with a group of banks. The New SCA provides for a commitment of $750 million. The Funds will pay an annualized commitment fee of .10% of the unused portion of the New SCA. The expiration date of the New SCA is December 16, 2011. Interest on any borrowings under the New SCA will be incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly.

Note 8. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund declared ordinary income dividends and capital gain distributions on December 13, 2010 to shareholders of record on December 14, 2010. The ex-dividend date was December 15, 2010. The per share amounts declared were as follows:

	Ordinary Income	Long-Term Capital Gains	Short-Term Capital Gains
Class A	$0.0156	$0.5906	$0.0976
Class B	—	$0.5906	$0.0976
Class C	—	$0.5906	$0.0976
Class Z	$0.0520	$0.5906	$0.0976

Note 9. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Prudential Financial Services Fund	29

Financial Highlights

Class A Shares
	Year Ended November 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.85	$6.18	$12.59	$12.61	$13.11
Income (loss) from investment operations:
Net investment income	.06	.03	.03	.13	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.98	5.66	(4.27)	.07	2.25
Total from investment operations	1.04	5.69	(4.24)	.20	2.32
Less Dividends and Distributions:
Dividends from net investment income	-	(.02)	(.14)	-	-
Distributions from net realized gains	-	-	(2.03)	(.22)	(2.82)
Tax return of capital distributions	-	- (e)	-	-	-
Total dividends and distributions	-	(.02)	(2.17)	(.22)	(2.82)
Net asset value, end of year	$12.89	$11.85	$6.18	$12.59	$12.61
Total Return(b):	8.78%	92.19%	(40.57)%	1.47%	18.92%

Ratios/Supplemental Data:
Net assets, end of year (000)	$107,000	$102,363	$39,508	$53,329	$51,492
Average net assets (000)	$100,055	$67,736	$47,123	$57,081	$34,156
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.44%	1.66%	2.19% (d)	1.41% (d)	1.52% (d)
Expenses, excluding distribution and service (12b-1) fees	1.14%	1.36%	1.91%	1.16%	1.27%
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.14%	1.26%	1.28%	-	-
Net investment income	.49%	.37%	.32%	.96%	.52%
For Class A, B, C and Z shares:
Portfolio turnover rate	68%	109%	176%	127%	72%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying fund in which the Fund invests.

(d) The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through March 31, 2008.

(e) Less than $.005 per share.

See Notes to Financial Statements.

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Class B Shares
	Year Ended November 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.09	$5.81	$11.93	$12.05	$12.74
Income (loss) from investment operations:
Net investment income (loss)	(.02)	(.02)	(.03)	.02	(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.92	5.30	(4.03)	.08	2.18
Total from investment operations	.90	5.28	(4.06)	.10	2.13
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.03)	-	-
Distributions from net realized gains	-	-	(2.03)	(.22)	(2.82)
Total dividends and distributions	-	-	(2.06)	(.22)	(2.82)
Net asset value, end of year	$11.99	$11.09	$5.81	$11.93	$12.05
Total Return(b):	8.12%	90.88%	(40.99)%	.70%	18.01%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,863	$10,599	$6,647	$19,978	$33,682
Average net assets (000)	$10,132	$7,859	$11,730	$26,744	$47,402
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.14%	2.36%	2.91%	2.16%	2.27%
Expenses, excluding distribution and service (12b-1) fees	1.14%	1.36%	1.91%	1.16%	1.27%
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.14%	1.26%	1.28%	-	-
Net investment income (loss)	(.21)%	(.24)%	(.42)%	.17%	(.40)%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

Prudential Financial Services Fund	31

Financial Highlights

continued

Class C Shares
	Year Ended November 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.09	$5.81	$11.93	$12.05	$12.74
Income (loss) from investment operations:
Net investment income (loss)	(.03)	(.03)	(.03)	.02	(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.93	5.31	(4.03)	.08	2.18
Total from investment operations	.90	5.28	(4.06)	.10	2.13
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.03)	-	-
Distributions from net realized gains	-	-	(2.03)	(.22)	(2.82)
Total dividends and distributions	-	-	(2.06)	(.22)	(2.82)
Net asset value, end of year	$11.99	$11.09	$5.81	$11.93	$12.05
Total Return(b):	8.12%	90.88%	(40.99)%	.70%	18.01%

Ratios/Supplemental Data:
Net assets, end of year (000)	$25,408	$27,151	$10,690	$17,786	$22,375
Average net assets (000)	$26,326	$16,910	$13,723	$21,205	$21,359
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.14%	2.36%	2.91%	2.16%	2.27%
Expenses, excluding distribution and service (12b-1) fees	1.14%	1.36%	1.91%	1.16%	1.27%
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.14%	1.26%	1.28%	-	-
Net investment income (loss)	(.23)%	(.35)%	(.40)%	.19%	(.40)%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Class Z Shares
	Year Ended November 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$12.08	$6.30	$12.78	$12.77	$13.22
Income (loss) from investment operations:
Net investment income	.10	.06	.05	.16	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.02	5.76	(4.33)	.07	2.28
Total from investment operations	1.12	5.82	(4.28)	.23	2.37
Less Dividends and Distributions:
Dividends from net investment income	-	(.04)	(.17)	-	-
Distributions from net realized gains	-	-	(2.03)	(.22)	(2.82)
Tax return of capital distributions	-	- (d)	-	-	-
Total dividends and distributions	-	(.04)	(2.20)	(.22)	(2.82)
Net asset value, end of year	$13.20	$12.08	$6.30	$12.78	$12.77
Total Return(b):	9.27%	92.54%	(40.32)%	1.69%	19.16%

Ratios/Supplemental Data:
Net assets, end of year (000)	$21,925	$19,065	$5,652	$4,279	$3,855
Average net assets (000)	$19,814	$11,837	$5,853	$4,347	$3,452
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.14%	1.36%	1.91%	1.16%	1.27%
Expenses, excluding distribution and service (12b-1) fees	1.14%	1.36%	1.91%	1.16%	1.27%
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.14%	1.26%	1.28%	-	-
Net investment income	.81%	.58%	.60%	1.22%	.71%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying fund in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

Prudential Financial Services Fund	33

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Financial Services Fund (formerly Dryden Financial Services Fund) a series of Prudential Sector Funds, Inc. (formerly JennisonDryden Sector Funds, Inc.) (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 18, 2011

34	Visit our website at www.prudentialfunds.com

Federal Income Tax Information

(Unaudited)

For the year ended November 30, 2010, the Fund made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the Internal Revenue Code of the following amounts: $273,384 foreign tax credit from recognized foreign source income of $2,879,067.

Prudential Financial Services Fund	35

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006.

Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Stephen P. Munn (68) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (71) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996- January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Prudential Financial Services Fund

Interested Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996, Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (52) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Prudential Financial Services Fund

Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1)	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Financial Services Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Wellington Management Company LLP (“Wellington”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 21-23, 2010 and approved the renewal of the agreements through July 31, 2011, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Wellington. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2009, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees,

[1]	Prudential Financial Services Fund is a series of Prudential Sector Funds, Inc.

Prudential Financial Services Fund

Approval of Advisory Agreements (continued)

and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 21-23, 2010.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Wellington which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Wellington. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Wellington, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Wellington, and also reviewed the qualifications, backgrounds and responsibilities of Wellington’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio.

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The Board was provided with information pertaining to PI’s and Wellington’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Wellington. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Wellington.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Wellington, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Wellington under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Global Financial Services Funds Performance Universe) was in the first quartile over the one-, three-, five-, and 10-year periods. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and the Fund’s total expenses both ranked in the second quartile in the Expense Group. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board also considered that the cost of services provided by PI to the Fund during the year ended December 31, 2009 exceeded the management fees paid by the Fund, resulting in an operating loss to PI. Taking these

Prudential Financial Services Fund

Approval of Advisory Agreements (continued)

factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that the Fund’s subadviser was not affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadviser, as well as the fact that PI compensates the subadviser out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and Wellington

The Board considered potential ancillary benefits that might be received by PI and Wellington and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Wellington included its ability to use soft dollar credits, brokerage commissions received by affiliates of Wellington, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Wellington were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Company has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreeen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Wellington Management Company, LLP	280 Congress Street Boston, MA 02210

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Sector Funds, Inc./Prudential Financial Services Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Financial Services Fund
Share Class	A	B	C	Z
NASDAQ	PFSAX	PUFBX	PUFCX	PFSZX
CUSIP	74441P106	74441P205	74441P304	74441P403

MF188E    0193895-00001-00

ANNUAL REPORT	NOVEMBER 30, 2010

Prudential Jennison Health Sciences Fund

Fund Type Sector stock Objective Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

January 14, 2011

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Health Sciences Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Jennison Health Sciences Fund

Prudential Jennison Health Sciences Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other Prudential Investments funds. Gross operating expenses: Class A, 1.27%; Class B, 1.97%; Class C, 1.97%; Class L, 1.47%; Class M, 1.97%; Class X, 1.97%; Class Z, 0.97%. Net operating expenses: Class A, 1.27%; Class B, 1.97%; Class C, 1.97%; Class L, 1.47%; Class M, 1.22%; Class X, 1.22%; Class Z, 0.97%.

Cumulative Total Returns (without sales charges) as of 11/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	15.86%	32.13%	106.36%	—
Class B	15.02	27.46	91.79	—
Class C	15.09	27.47	91.80	—
Class L	15.65	30.74	N/A	27.72% (11/25/05)
Class M	15.98	28.82	N/A	25.86 (11/25/05)
Class X	15.95	33.85	N/A	30.78 (11/25/05)
Class Z	16.21	33.95	112.15	—
S&P 1500 Health Care Index	2.74	9.78	3.67	—
S&P Composite 1500 Index	11.79	6.88	16.42	—
Lipper Health/Biotechnology Funds Avg.	8.01	11.68	27.03	—

Average Annual Total Returns (with sales charges) as of 12/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	11.90%	5.51%	7.10%	—
Class B	12.62	5.78	6.91	—
Class C	16.62	5.94	6.92	—
Class L	11.39	5.23	N/A	5.07% (11/25/05)
Class M	12.51	5.85	N/A	5.68 (11/25/05)
Class X	12.55	6.53	N/A	6.49 (11/25/05)
Class Z	18.79	7.00	8.00	—
S&P 1500 Health Care Index	5.20	2.27	0.52	—
S&P Composite 1500 Index	16.38	2.65	2.07	—
Lipper Health/Biotechnology Funds Avg.	9.87	2.79	1.35	—

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Average Annual Total Returns (With Sales Charges) as of 11/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	9.49%	4.54%	6.91%	—
Class B	10.02	4.81	6.73	—
Class C	14.09	4.97	6.73	—
Class L	9.00	4.27	N/A	3.77% (11/25/05)
Class M	9.98	4.87	N/A	4.36 (11/25/05)
Class X	9.95	5.52	N/A	5.17 (11/25/05)
Class Z	16.21	6.02	7.81	—

Average Annual Total Returns (Without Sales Charges) as of 11/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	15.86%	5.73%	7.51%	—
Class B	15.02	4.97	6.73	—
Class C	15.09	4.97	6.73	—
Class L	15.65	5.51	N/A	5.00% (11/25/05)
Class M	15.98	5.20	N/A	4.69 (11/25/05)
Class X	15.95	6.00	N/A	5.50 (11/25/05)
Class Z	16.21	6.02	7.81	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Health Sciences Fund (Class A shares) with a similar investment in the S&P 1500 Health Care Index and the S&P Composite 1500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 2000) and the

Prudential Jennison Health Sciences Fund	3

Your Fund’s Performance (continued)

account values at the end of the current fiscal year (November 30, 2010) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through March 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50%, and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class L shares are subject to a maximum front-end sales charge of 5.75%, a 12b-1 fee of up to 0.50% and CDSC of 1%. Class L shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other Prudential Investments Funds. Class M and Class X shares are not subject to a sales charge, but are subject to a 12b-1 fee of 1% and a CDSC of 6%. Class Z shares are not subject to a sales charge or 12b-1 fees.

Benchmark Definitions

S&P 1500 Health Care Index

The S&P 1500 Health Care Index is an unmanaged, capitalization-weighted index that measures the performance of the healthcare sector of the S&P SC 1500 Index. S&P 1500 Health Care Index Closest Month-End to Inception cumulative total return as of 11/30/10 is 9.78% for Class L, Class M, and Class X. S&P 1500 Health Care Index Closest Month-End to Inception average annual total return as of 12/31/10 is 2.84% for Class L, Class M, and Class X.

S&P Composite 1500 Index

The Standard & Poor’s Composite (S&P Composite) 1500 Index is an unmanaged index of the 500 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how U.S. stock prices have performed. S&P Composite 1500 Index Closest Month-End to Inception cumulative total return as of 11/30/10 is 6.88% for Class L, Class M, and Class X. S&P Composite 1500 Index Closest Month-End to Inception average annual total return as of 12/31/10 is 2.62% for Class L, Class M, and Class X.

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Lipper Health/Biotechnology Funds Average

The Lipper Health/Biotechnology Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Health/Biotechnology Funds category for the periods noted. Funds in the Lipper Average invest primarily in shares of companies engaged in healthcare, medicine, and biotechnology. Lipper Average Closest Month-End to Inception cumulative total return as of 11/30/10 is 11.68% for Class L, Class M, and Class X. Lipper Average Closest Month-End to Inception average annual total return as of 12/31/10 is 3.14% for Class L, Class M, and Class X.

Investors cannot invest directly in an index or average. The returns for the S&P 1500 Health Care Index and the S&P Composite 1500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/10
Alexion Pharmaceuticals, Inc., Biotechnology	6.1%
Incyte Corp. Ltd., Biotechnology	5.8
BioMarin Pharmaceutical, Inc., Biotechnology	5.6
United Therapeutics Corp., Biotechnology	4.3
Celgene Corp., Biotechnology	4.3

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/10
Biotechnology	46.3%
Pharmaceuticals	27.4
Healthcare Providers & Services	8.2
Healthcare Equipment & Supplies	5.1
Life Sciences Tools & Services	3.1

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Health Sciences Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Health Sciences Fund’s Class A shares climbed 15.86% in the 12-months ended November 30, 2010, widely outperforming the 2.74% return of the S&P SuperComposite Healthcare Index (the Index) and the 8.01% return of the Lipper Health/Biotechnology Funds Average.

Most sectors in the Index gained ground, with life sciences tools and services, healthcare providers and services, and healthcare technology posting double-digit gains. The healthcare equipment and supplies, and pharmaceuticals sectors declined. Fund holdings in life sciences tools and services, healthcare providers and services, and biotechnology rose more than 20%, while healthcare equipment and supplies positions declined.

Strong stock selection in biotechnology was a prime contributor to the Fund’s positive performance relative to the Index. The Fund also benefited from stock selection in pharmaceuticals, healthcare providers and services, and life sciences tools and services. Detractors from relative performance included an underweight stance in healthcare providers and services, and stock selection in healthcare equipment and supplies.

How is the Fund managed?

The Fund principally buys securities of companies in the health sciences sector, such as pharmaceutical companies, biotechnology companies, medical device manufacturers, healthcare service providers, and HMOs that derive a substantial portion of their sales from healthcare-related products or services. The manager strives to construct a well-diversified portfolio that draws on rigorous research and bottom-up stock selection. In all areas, the manager looks for companies benefiting from new product approvals, significant mergers and partnerships, or the global economic environment.

What was the market environment?

U.S. equity market strength at the beginning and end of the fiscal year, aided by continued, albeit slow, economic growth, more than offset declines during the period’s middle months, when expansion appeared to be losing steam.

In late 2009, distressed sale prices, low interest rates, increased mortgage credit, and tax credits stimulated housing activity. Manufacturing activity increased and corporate profits improved largely due to workforce and inventory reductions.

Clouds began to gather on the horizon in early 2010, however, as the pace of improvement decelerated. Markets grappled with the effects of reduced stimulus, persistently subpar job growth, and flagging confidence indicators.

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In Europe, a sovereign debt crisis in several European Union member states weakened the euro and prompted the European Central Bank to intervene. Attempts in China to cool the domestic property market likewise raised fears that global growth might slow more than anticipated.

The healthcare sector was a relative underperformer during the 12-month period, in part due to market uncertainty about healthcare reform in the U.S. and its repercussions. A year of intense negotiations among Washington policymakers culminated in March, when President Obama signed legislation to overhaul the U.S. healthcare system. Although sweeping, the enacted plan scaled back the broadest coverage proposals and included no public option. It established a mandate for most residents to obtain health insurance, set up insurance exchanges through which eligible individuals and families could receive federal subsidies to reduce the cost of purchasing coverage, expanded eligibility for Medicaid, reduced the growth of Medicare’s payment rates for most services, and imposed an excise tax on insurance plans with relatively high premiums. Two other factors contributed to the health care sector’s relative underperformance – drug price cuts in Europe in the spring, as economic austerity measures were implemented, and a rotation into more economically sensitive names toward the end of the year, as the U.S. Federal Reserve began a second round of quantitative easing designed to stimulate economic growth.

At the end of the period, consumer spending, retail sales, and personal income were rising, as was consumer confidence. However, business production and housing measures were mixed, overall job growth remained anemic, and credit expansion continued to be weak. Given the overall uncertainty, businesses prolonged their pause in investing and hiring.

Which holdings made the largest positive contributions to the Fund’s return?

Biotechnology holdings Incyte, Alexion Pharmaceuticals, and BioMarin Pharmaceutical were key contributors to the Fund’s strong returns. Please see “Comments on Largest Holdings” below for discussion of these companies.

Significant contributors to return in the pharmaceuticals sector included Salix Pharmaceuticals, Impax Laboratories, and Ardea Biosciences. Salix climbed on the launch and strong sales of Xifaxan, its treatment for hepatic encephalopathy, a serious disorder caused by chronic liver failure. Also approved for the treatment of travelers’ diarrhea, Xifaxan is on track to be approved for irritable bowel syndrome in March 2011.

Prudential Jennison Health Sciences Fund	7

Strategy and Performance Overview (continued)

Impax’s emerging generic drug franchise focuses on products with competitive barriers due to complex drug delivery and formulation characteristics or high regulatory or legal challenges. Its broad oral controlled-release drug delivery capabilities distinguish it from most other generic drug manufacturers. Its lead product, Adderall XR (AXR), treats attention deficit hyperactivity disorder, or ADHD.

Ardea is a clinical-stage biopharmaceutical company focused on the discovery and development of novel drugs to treat inflammatory diseases, cancer, and HIV. The company has prioritized development of its URAT-1 inhibitor program for the treatment of gout. The manager believes this program has the potential to revolutionize gout therapy, a large but untapped market ripe for pharmaceutical development.

Amerigroup was a contributor of note in healthcare providers and services. The company focuses on serving people who receive healthcare through publicly sponsored programs, such as Medicaid, Supplemental Security Income, and the State Children’s Health Insurance Program. The manager views the growth potential of Medicaid managed care favorably, both organically and from healthcare reform.

In life sciences tools and services, Illumina rose on solid sales and earnings. It develops and markets genotyping, next-generation sequencing, and gene-expression tools to isolate and analyze genetic information. Its systems allow researchers to determine which genetic combinations are associated with particular diseases, enabling faster diagnoses, better drugs, and individualized treatments.

Which holdings detracted most from the Fund’s return?

Biotechnology holding Allos Therapeutics fell on disappointingly weak sales of Folotyn as a treatment for patients with relapsed or refractory peripheral T-cell lymphoma (PTCL). Folotyn is the first drug approved by the FDA for PTCL, a biologically diverse group of aggressive blood cancers that has a poor prognosis.

In the pharmaceuticals sector, ARYx Therapeutics’ decline reflected the company’s difficulty in finding a licensing partner for budiodarone, its oral anti-arrhythmic agent for the treatment of atrial fibrillation, the most common form of abnormal heart rhythm. Vivus fell after an FDA panel declined to recommend approval of Qnexa, its diet drug candidate.

Thoratec was a notable detractor from return in the healthcare equipment and supplies sector. It makes ventricular assist devices for patients suffering late-stage heart failure, including those awaiting a heart transplant. Thoratec shares fell on the

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competitive threat posed by HeartWare International, another Fund holding, which reported positive clinical data for its own implantable heart pump.

In healthcare providers and services, Medco Health Solutions, the country’s largest pharmacy-benefits management (PBM) company, reported solid financial results, but company management warned of price competition and indicated that generic launches would likely contribute less to earnings in 2011 than in 2010. The manager eliminated the Fund’s positions in Thoratec and Medco Health Solutions.

Were there significant changes to the portfolio?

In the 12-months ended November 30, 2010, the manager added to the portfolio’s weight in biotechnology and healthcare providers and services, and reduced its weight in pharmaceuticals. New positions were established in companies such as Dendreon, Intercell, Elan, and CVS Caremark. Positions in companies such as AMAG Pharmaceuticals and Human Genome Sciences were eliminated. With lingering uncertainty about the effects of health care reform in the U.S., continued pricing pressure in Europe, and rotation into more economically sensitive sectors, the manager has looked more than usual toward mid- and small-capitalization companies, whose specific fundamentals may offset the challenging macroeconomic backdrop.

The use of derivatives is not a principal strategy of the Health Sciences Fund. The Fund prospectus permits the Fund to hold up to 25% of net assets in derivatives. During the fiscal period, the only derivatives held by the Fund were warrants issued by several companies. These warrants totaled less than 1% of net portfolio assets.

Prudential Jennison Health Sciences Fund	9

Comments on Largest Holdings

6.1%	Alexion Pharmaceuticals, Inc., Biotechnology

Alexion Pharmaceuticals’ lead product, Soliris, treats a rare, genetic, and potentially life-threatening blood disorder known as paroxysmal nocturnal hemoglobinuria or PNH. In the manager’s view, the company has executed well on the worldwide commercialization of Soliris in PNH and is aggressively pursuing label expansion opportunities in other autoimmune and inflammatory disease settings, including atypical hemolytic uremic syndrome (a rare blood condition), myasthenia gravis (a neuromuscular disease leading to muscle weakness and fatigue), multifocal neuropathy (another condition in which muscles become progressively weaker), and severe asthma. Alexion has other antibodies at early stages of development that may treat leukemia and other cancers.

5.8%	Incyte Corp. Ltd., Biotechnology

Incyte’s drug discovery program has produced a pipeline of drug candidates for inflammatory, hyperproliferative, and metabolic disorders. In 2009, the company entered a collaboration and license agreement with Swiss drug maker Novartis covering two of Incyte’s investigational hematology/oncology therapies: INCB18424 and INCB28060. Feedback on the ongoing Phase III trial for INCB18424 in the treatment of myelofibrosis has been positive, suggesting feasibility of expanding the drug’s use into related indications. Myelofibrosis is a serious neoplastic condition characterized by varying degrees of bone marrow failure, splenic enlargement, and debilitating constitutional symptoms that can result in significantly compromised quality of life and shorter life span. There currently are no treatments available in the U.S. for myelofibrosis. In November 2010, Incyte announced positive results of a Phase IIa trial of INCB28050 in patients with active rheumatoid arthritis.

5.6%	BioMarin Pharmaceutical, Inc., Biotechnology

The manager likes BioMarin Pharmaceuticals’ product pipeline, most notably GALNS for Morquio A syndrome, an enzyme-deficiency disorder designated an “orphan disease” by the Food and Drug Administration (FDA). The manager believes sales of GALNS could eventually total hundreds of millions of dollars, as drugs for treating orphan diseases often command high prices. BioMarin also has an intriguing new product, PEG-PAL, for the treatment of phenylketonuria (PKU), an inherited metabolic disease.

4.3%	United Therapeutics Corp., Biotechnology

United Therapeutics markets three treatments for pulmonary arterial hypertension (PAH): Remodulin, which is administered either as a continuous intravenous infusion or under-the-skin infusion using a delivery pump and catheter; Tyvaso, an inhaled version of Remodulin; and Adcirca, a once-per-day-dosing version of Remodulin. Symptoms of PAH, a high-blood-pressure disorder that affects the arteries that carry oxygen from the heart to the lungs and which has no cure, include shortness of breath, fatigue, chest pain, and racing heartbeat.

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4.3%	Celgene Corp., Biotechnology

Celgene’s leading drug, Revlimid, is an oral therapy approved for the treatment of multiple myeloma (MM), a blood cancer. The manager believes Celgene has two main advantages over other oncology companies. First, it owns worldwide rights to its drugs and reaps the full benefit of sales in faster-growing international markets. Second, its drugs are used to treat patients with blood cancers, who tend to have significantly longer average life expectancies and treatment durations than patients with solid tumors. The manager believes Revlimid is positioned to capture substantial incremental usage in its two existing indications, myeloma and myelodysplastic syndrome (a rare group of blood disorders), through increasing penetration and longer treatment duration. The drug could also capture market share in the treatment of other diseases such as non-Hodgkin’s lymphoma (a cancer of the cells of the lymphatic system) and chronic lymphocytic leukemia (a cancer of the white blood cells and bone marrow).

Prudential Jennison Health Sciences Fund	11

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2010, at the beginning of the period, and held through the six-month period ended November 30, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Health Sciences Fund		Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,064.50	1.28%	$6.62
	Hypothetical	$1,000.00	$1,018.65	1.28%	$6.48

Class B	Actual	$1,000.00	$1,060.90	1.98%	$10.23
	Hypothetical	$1,000.00	$1,015.14	1.98%	$10.00

Class C	Actual	$1,000.00	$1,060.90	1.98%	$10.23
	Hypothetical	$1,000.00	$1,015.14	1.98%	$10.00

Class L	Actual	$1,000.00	$1,063.60	1.48%	$7.66
	Hypothetical	$1,000.00	$1,017.65	1.48%	$7.49

Class M	Actual	$1,000.00	$1,065.30	1.23%	$6.37
	Hypothetical	$1,000.00	$1,018.90	1.23%	$6.23

Class X	Actual	$1,000.00	$1,065.50	1.23%	$6.37
	Hypothetical	$1,000.00	$1,018.90	1.23%	$6.23

Class Z	Actual	$1,000.00	$1,066.10	0.98%	$5.08
	Hypothetical	$1,000.00	$1,020.16	0.98%	$4.96

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2010, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Health Sciences Fund	13

Portfolio of Investments

as of November 30, 2010

Shares	Description	Value

LONG-TERM INVESTMENTS 91.9%
COMMON STOCKS 89.5%

Biotechnology 45.3%
758,300	Achillion Pharmaceuticals, Inc.(a)	$2,168,738
453,100	Alexion Pharmaceuticals, Inc.(a)	34,639,495
2,412,100	Allos Therapeutics, Inc.(a)(b)	9,793,126
398,230	Anadys Pharmaceuticals, Inc.(a)	426,106
2,517,600	Ariad Pharmaceuticals, Inc.(a)(b)	10,145,928
190,480	AVEO Pharmaceuticals, Inc.(a)(b)	2,815,295
1,167,537	BioMarin Pharmaceutical, Inc.(a)(b)	31,616,902
403,500	Celgene Corp.(a)	23,959,830
765,054	Chelsea Therapeutics International Ltd.(a)(b)	4,154,243
766,212	Cytori Therapeutics, Inc.(a)(b)	3,440,292
149,367	Dendreon Corp.(a)	5,338,377
283,109	Exact Sciences Corp.(a)(b)	1,681,668
193,600	Gilead Sciences, Inc.(a)	7,066,400
2,266,800	Incyte Corp. Ltd.(a)(b)	32,891,268
159,174	Intercell AG (Austria)(a)	3,402,946
997,032	Ironwood Pharmaceuticals, Inc. (Class A Stock)(a)	10,658,272
960,512	Merrimack Pharmaceuticals, Inc., Private Placement (original cost $4,322,304; purchased 3/24/2006)(a)(c)(d)	5,698,604
1,201,700	NPS Pharmaceuticals, Inc.(a)	7,462,557
77,140	OncoGenex Pharmaceutical, Inc.(a)(b)	1,238,868
99,745	Pharmasset, Inc.(a)	4,320,953
484,761	Savient Pharmaceuticals, Inc.(a)	5,725,028
246,600	Targacept, Inc.(a)(b)	5,227,920
430,900	Tengion, Inc.(a)	947,980
383,080	United Therapeutics Corp.(a)(b)	24,107,224
500,500	Vertex Pharmaceuticals, Inc.(a)(b)	16,581,565

		255,509,585

Food & Staples Retailing 1.2%
215,882	CVS Caremark Corp.	6,692,342

Healthcare Equipment & Supplies 4.8%
53,248	Alcon, Inc.	8,373,248
364,489	Antares Pharma, Inc.(a)(b)	521,219
199,017	Baxter International, Inc.	9,662,276
36,921	HeartWare International, Inc.(a)(b)	3,395,255
4,000,000	Lombard Medical Technologies PLC (United Kingdom)(a)	59,107
326,890	MAKO Surgical Corp.(a)(b)	3,749,428

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	15

Portfolio of Investments

as of November 30, 2010 continued

Shares	Description	Value

COMMON STOCKS (Continued)

Healthcare Equipment & Supplies (cont’d.)
187,670	Uroplasty, Inc.(a)(b)	$1,045,322

		26,805,855

Healthcare Providers & Services 8.2%
333,095	AMERIGROUP Corp.(a)(b)	14,333,078
427,029	Centene Corp.(a)	9,928,424
90,522	DaVita, Inc.(a)	6,580,950
196,459	Express Scripts, Inc.(a)	10,233,549
42,700	Sinopharm Group Co. (China) (Class H Stock), 144A	156,171
124,443	Universal Health Services, Inc. (Class B Stock)	5,117,096

		46,349,268

Healthcare Technology 0.6%
184,996	Allscripts Healthcare Solutions, Inc.(a)	3,246,680

Life Sciences Tools & Services 3.1%
55,100	Complete Genomics, Inc.(a)	427,025
144,300	Illumina, Inc.(a)(b)	8,675,316
56,100	Life Technologies Corp.(a)	2,794,061
171,600	Pacific Biosciences of California, Inc.(a)(b)	2,162,160
210,202	WuXi PharmaTech Cayman, Inc. (China), ADR(a)	3,520,883

		17,579,445

Pharmaceuticals 26.3%
278,700	Aegerion Pharmaceuticals, Inc.(a)	2,842,740
63,519	Allergan, Inc.	4,209,404
842,594	Ardea Biosciences, Inc.(a)(b)	18,730,865
1,317,200	ARYx Therapeutics, Inc.(a)(b)	447,848
1,289,683	Corcept Therapeutics, Inc.(a)(b)	5,029,764
2,071,439	Elan Corp. PLC (Ireland), ADR(a)	10,667,911
1,096,749	Impax Laboratories, Inc.(a)	19,631,807
862,323	MAP Pharmaceuticals, Inc.(a)(b)	12,391,581
235,917	Medicines Co. (The)(a)	3,109,386
589,403	Mylan, Inc.(a)	11,531,670
534,300	Salix Pharmaceuticals Ltd.(a)(b)	23,856,495
285,347	Shire PLC (Ireland), ADR	20,071,308
1,286,400	Sihuan Pharmaceutical Holdings Group Ltd. (China), 144A(a)	993,986
116,800	Teva Pharmaceutical Industries Ltd. (Israel), ADR	5,844,672
160,594	Watson Pharmaceuticals, Inc.(a)	7,827,351

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value

COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
110,895	XenoPort, Inc.(a)(b)	$859,436

		148,046,224

	Total common stocks (cost $340,596,778)	504,229,399

PREFERRED STOCKS 2.1%

Biotechnology 0.9%
1,400,000	Chemocentryx, Inc., Private Placement, Series C (original cost $4,900,000; purchased 6/13/06)(a)(c)(d)	4,960,994

Healthcare Equipment & Supplies 0.3%
77,000	SuperDimension Ltd., Private Placement, Series D-1 (original cost $1,650,110; purchased 5/23/2008)(a)(c)(d)	1,046,178
63,000	SuperDimension Ltd., Private Placement, Series D-2 (original cost $1,350,090; purchased 5/23/2008)(a)(c)(d)	855,964

		1,902,142

Pharmaceuticals 0.9%
2,200,000	Eagle Pharmaceuticals, Inc., Private Placement, Series B (original cost $4,004,000; purchased 8/11/2008)(a)(c)(d)	5,011,503

	Total preferred stocks (cost $11,904,200)	11,874,639

Units
WARRANTS(a) 0.3%

Biotechnology 0.1%
679,000	Anadys Pharmaceuticals, Inc., expiring 6/9/14, Private Placement (original cost $0; purchased 6/4/09)(a)(c)(d)	5,937
227,400	Cytori Therapeutics, Inc., expiring 2/28/12, Private Placement (original cost $31,836; purchased 2/23/2007)(a)(c)(d)	34,909
222,500	Cytori Therapeutics, Inc., expiring 8/11/13, Private Placement (original cost $0; purchased 8/11/2008)(a)(c)(d)	32,853
77,140	OncoGenex Pharmaceutical, Inc., expiring 10/19/15, Private Placement (original cost $0; purchased 10/19/10)(a)(c)(d)	258,890
2,850,000	Titan Pharmaceuticals, Inc. expiring 12/21/12, Private Placement (original cost $0; purchased 12/21/2007)(a)(c)(d)	177,620

		510,209

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	17

Portfolio of Investments

as of November 30, 2010 continued

Units	Description	Value

WARRANTS (Continued)

Healthcare Equipment & Supplies
226,804	EnteroMedics, Inc., expiring 2/20/13, Private Placement (original cost $170,103; purchased 2/20/2009)(a)(c)(d)	$773
600,000	Lombard Medical Technologies (United Kingdom), Warrant B, expiring 6/15/12, Private Placement (United Kingdom) (original cost $0; purchased 7/10/2007)(a)(c)(d)	0

		773

Pharmaceuticals 0.2%
341,250	Akorn, Inc., expiring 3/8/11, Private Placement (original cost $0; purchased 3/8/06)(a)(c)(d)	76,777
94,275	Ardea Biosciences, Inc., expiring 12/19/13, Private Placement (original cost $11,784; purchased 12/19/08)(a)(c)(d)	1,081,136
357,600	ARYx Therapeutics, Inc., expiring 11/13/13, Private Placement (original cost $44,700; purchased 11/13/08)(a)(c)(d)	375

		1,158,288

	Total warrants (cost $258,423)	1,669,270

	Total long-term investments (cost $352,759,401)	517,773,308

Shares
SHORT-TERM INVESTMENT 32.5%

Affiliated Money Market Mutual Fund
183,195,293	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $183,195,293; includes $136,668,234 of cash collateral received for securities on loan)(e)(f)	183,195,293

	Total Investments(g) 124.4% (cost $535,954,694; Note 5)	700,968,601
	Liabilities in excess of other assets (24.4%)	(137,432,228)

	Net Assets 100.0%	$563,536,373

The following abbreviations are used in the portfolio descriptions:

ADR—American Depositary Receipt

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Non-income producing security.

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $129,807,331; cash collateral of $136,668,234 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Indicates a restricted security, the aggregate original cost of such securities is $16,484,927. The aggregate value of $19,242,513 is approximately 3.4% of net assets.
(d)	Indicates a security that has been deemed illiquid.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund.
(f)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(g)	As of November 30, 2010, 15 securities representing $19,242,513 and 3.4% of the net assets were fair valued in accordance with the policies adopted by the Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, options and futures traded in active markets for identical securities, and mutual funds with daily NAVs

Level 2—other significant observable inputs for debt securities, swaps, forward foreign currency contracts (including, but not limited to quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates and amortized cost) and for foreign stocks priced using vendor modeling tool

Level 3—significant unobservable inputs valued in accordance with Board approved fair valuation procedures

The following is a summary of the inputs used as of November 30, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$498,530,795	$—	$5,698,604
Preferred Stocks	—	—	11,874,639
Warrants	—	—	1,669,270
Affiliated Money Market Mutual Fund	183,195,293	—	—

Total	$681,726,088	$—	$19,242,513

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	19

Portfolio of Investments

as of November 30, 2010 continued

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Preferred Stocks	Warrants
Balance as of 11/30/09	$34,886,587	$13,441,819	$3,808,015
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)*	(20,547,983)	(1,567,180)	(2,138,745)
Purchases	—	—	—
Sales	(8,640,000)	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 11/30/10	$5,698,604	$11,874,639	$1,669,270

*	Of which, $(3,554,131) was included in Net Assets relating to securities held at the reporting period end.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2010 was as follows:

Biotechnology	46.3%
Affiliated Money Market Mutual Fund (including 24.3% of collateral received for securities on loan)	32.5
Pharmaceuticals	27.4
Healthcare Providers & Services	8.2
Healthcare Equipment & Supplies	5.1
Life Sciences Tools & Services	3.1
Food & Staples Retailing	1.2
Healthcare Technology	0.6

124.4
Liabilities in excess of other assets	(24.4)

100.0%

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of November 30, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$1,669,270	N/A	N/A

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants
Equity contracts	$—	*

*	Less than $0.50.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants
Equity contracts	$(2,138,745)

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	21

Statement of Assets and Liabilities

as of November 30, 2010

Assets
Investments at value, including securities on loan of $129,807,331:
Unaffiliated investments (cost $352,759,401)	$517,773,308
Affiliated investments (cost $183,195,293)	183,195,293
Foreign currency, at value (cost $20)	21
Receivable for Fund shares sold	712,389
Dividends and interest receivable	63,872
Foreign tax reclaim receivable	50,037
Prepaid expenses	9,725

Total assets	701,804,645

Liabilities
Payable to broker for collateral for securities on loan	136,668,234
Payable for Fund shares reacquired	722,919
Management fee payable	353,395
Accrued expenses	276,701
Distribution fee payable	197,066
Affiliated transfer agent fee payable	46,453
Deferred directors’ fees	3,504

Total liabilities	138,268,272

Net assets	$563,536,373

Net assets were comprised of:
Common stock, at par	$263,999
Paid-in capital in excess of par	411,738,618

412,002,617
Accumulated net investment loss	(4,389)
Accumulated net realized loss on investment and foreign currency transactions	(13,477,257)
Net unrealized appreciation on investments and foreign currencies	165,015,402

Net assets, November 30, 2010	$563,536,373

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($330,059,035 ÷ 15,160,998 shares of common stock issued and outstanding)	$21.77
Maximum sales charge (5.50% of offering price)	1.27

Maximum offering price to public	$23.04

Class B
Net asset value, offering price and redemption price per share
($42,742,956 ÷ 2,171,703 shares of common stock issued and outstanding)	$19.68

Class C
Net asset value, offering price and redemption price per share
($93,799,467 ÷ 4,766,748 shares of common stock issued and outstanding)	$19.68

Class L
Net asset value, offering price and redemption price per share
($1,063,395 ÷ 49,282 shares of common stock issued and outstanding)	$21.58
Maximum sales charge (5.75% of offering price)	1.32

Maximum offering price to public	$22.90

Class M
Net asset value, offering price and redemption price per share
($632,485 ÷ 31,805 shares of common stock issued and outstanding)	$19.89

Class X
Net asset value, offering price and redemption price per share
($403,275 ÷ 19,673 shares of common stock issued and outstanding)	$20.50

Class Z
Net asset value, offering price and redemption price per share
($94,835,760 ÷ 4,199,691 shares of common stock issued and outstanding)	$22.58

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	23

Statement of Operations

Year Ended November 30, 2010

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $135,448)	$2,867,247
Affiliated income from securities loaned, net	500,709
Affiliated dividend income	54,381
Interest income	51

Total income	3,422,388

Expenses
Management fee	4,281,302
Distribution fee—Class A	965,568
Distribution fee—Class B	439,465
Distribution fee—Class C	907,605
Distribution fee—Class L	5,550
Distribution fee—Class M	2,444
Distribution fee—Class X	1,154
Transfer agent’s fees and expenses (including affiliated expense of $244,100) (Note 3)	766,000
Reports to shareholders	138,000
Registration fees	135,000
Custodian’s fees and expenses	85,000
Legal fees and expenses	42,000
Directors’ fees	26,000
Audit fee	22,000
Insurance	13,000
Interest	380
Miscellaneous	17,422

Total expenses	7,847,890

Net investment loss	(4,425,502)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	52,910,552
Foreign currency transactions	(32,730)

52,877,822

Net change in unrealized appreciation (depreciation) on:
Investments	28,626,005
Foreign currencies	(499)

28,625,506

Net gain on investment and foreign currency transactions	81,503,328

Net Increase In Net Assets Resulting From Operations	$77,077,826

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended November 30,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(4,425,502)	$(2,097,797)
Net realized gain (loss) on investment and foreign currency transactions	52,877,822	(87,052,629)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	28,625,506	212,295,477

Net increase in net assets resulting from operations	77,077,826	123,145,051

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	—	(2,300,411)
Class B	—	(18,265)
Class C	—	(28,419)
Class L	—	(6,747)
Class M	—	(900)
Class X	—	(6,641)
Class Z	—	(3,167,392)

	—	(5,528,775)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	161,098,836	88,852,232
Net asset value of shares issued in reinvestment of dividends	—	4,832,024
Cost of shares reacquired	(183,495,798)	(318,481,300)

Net decrease in net assets from Fund share transactions	(22,396,962)	(224,797,044)

Capital Contributions (Note 2)
Class M	507	416
Class X	280	2,096

	787	2,512

Total increase (decrease)	54,681,651	(107,178,256)

Net Assets:
Beginning of year	508,854,722	616,032,978

End of year	$563,536,373	$508,854,722

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	25

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company presently consists of three Portfolios: Prudential Financial Services Fund, Prudential Jennison Utility Fund, and Prudential Jennison Health Sciences Fund. The financial statements relate to Prudential Jennison Health Sciences Fund (the “Fund”). The financial statements of the other Portfolios are not presented herein.

The Fund is non-diversified and its investment objective is long-term capital appreciation. It seeks to achieve this objective by investing, under normal circumstances, at least 80% of the Fund’s net assets in equity-related securities of U.S. companies engaged in the drug, healthcare, medicine, medical device and biotechnology group of industries. The value of certain securities held by the Fund may be affected by the economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange, or if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and

26	Visit our website at www.prudentialfunds.com

asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Fund at the end of the fiscal period may include registration rights under which the Fund may demand registration by the issuers, of which the Fund may bear the cost of such registration. Restricted securities, are valued pursuant to the valuation procedures noted above.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at fiscal period end. Similarly, the Fund does not isolate the effect of

Prudential Jennison Health Sciences Fund	27

Notes to Financial Statements

continued

changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains and losses are included in the reported net realized gains and losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Warrants: The Fund held warrants acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised or sold. Warrants are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level or class level.

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Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Prudential Jennison Health Sciences Fund	29

Notes to Financial Statements

continued

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of average daily net assets up to $1 billion and .70% of average daily net assets in excess of $1 billion. The effective management fee rate was .75% for the year ended November 30, 2010.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B, C, L, M and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1%, .50%, 1% and 1% of the average daily net assets of the Class A, B, C, L, M and X shares, respectively. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Management has received the maximum allowable amount of sales charges for Class M and X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the Manager are contributed back into the Fund and included in the Statement of Changes in Net Assets and Financial Highlights as a contribution to capital.

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During the year ended November 30, 2008, management determined that Class X shareholders had been charged sales charges in excess of regulatory limits. The Manager has paid the class for the overcharge which is reflected as a contribution to capital in the Financial Highlights for the year ended November 30, 2008.

PIMS has advised the Fund that it received $511,881 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2010. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2010, it received $84, $69,147 and $10,704 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of Wells Fargo Advisors, LLC (“Wells Fargo”) an affiliate of PI through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended November 30, 2010, the Fund incurred approximately $439,900 in total networking fees of which approximately $12,200 was paid to Wells Fargo through December 31, 2009. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended November 30, 2010, PIM has been compensated approximately $172,800 for these services.

Prudential Jennison Health Sciences Fund	31

Notes to Financial Statements

continued

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2 registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2010 were $299,054,821 and $340,141,467, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended November 30, 2010, the adjustments were to decrease accumulated net investment loss by $4,453,575, to decrease accumulated net realized loss on investment and foreign currency transactions by $754,372 and to decrease paid-in capital in excess of par by $5,207,947 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies and net operating loss. Net investment loss, net realized gain and net assets were not affected by this change.

For the year ended November 30, 2010, there were no distributions paid by the Fund. For the year ended November 30, 2009, the tax character of distributions paid by the Fund was $5,528,775 from ordinary income.

As of November 30, 2010, the Fund did not have any undistributed ordinary income on a tax basis.

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The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2010 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other cost Basis Adjustments	Total Net Unrealized Appreciation
$536,107,179	$180,293,543	$(15,432,121)	$164,861,422	$1,495	$164,862,917

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to mark-to-market of receivables and payables.

For the federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 2010 of approximately $13,325,000, which expires in 2017. The Fund utilized approximately $49,069,000 of its capital loss carryforward to offset net taxable gains realized in the year ended November 30, 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

The Fund elects to treat post-October foreign currency losses of approximately $1,000 as having been incurred in the following year (November 30, 2011).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of November 30, 2010, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M, Class X and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase. Approximately seven, eight, eight and ten years after purchase, Class B, Class M, Class X and new Class X shares, respectively, will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge,

Prudential Jennison Health Sciences Fund	33

Notes to Financial Statements

continued

but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase. Class L shares are subject to a maximum front-end sales charge of 5.75% and CDSC of 1%. Class L shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other Target and JennisonDryden Funds. Class M and Class X shares are not subject to a sales charge, but have a CDSC of 6%. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Fund closed to new investors during the period of July 30, 2005 through April 19, 2009. On April 20, 2009, the Fund re-opened to all potential investors.

There are 400 million shares of $.01 par value per share common stock authorized which consist of 50 million shares of Class A common stock, 100 million shares of Class B common stock, 50 million shares of Class C common stock, 50 million shares of Class L common stock, 50 million shares of Class M common stock, 50 million shares of Class X common stock and 50 million shares of Class Z common stock.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2010:
Shares sold	4,033,784	$83,854,519
Shares reacquired	(4,187,483)	(86,201,971)

Net increase (decrease) in shares outstanding before conversion	(153,699)	(2,347,452)
Shares issued upon conversion from Class B, M and X	206,030	4,197,163

Net increase (decrease) in shares outstanding	52,331	$1,849,711

Year ended November 30, 2009:
Shares sold	2,926,204	$49,641,192
Shares issued in reinvestment of dividends and distributions	142,563	2,109,931
Shares reacquired	(4,937,300)	(80,744,447)

Net increase (decrease) in shares outstanding before conversion	(1,868,533)	(28,993,324)
Shares issued upon conversion from Class B, M and X	808,998	12,400,539

Net increase (decrease) in shares outstanding	(1,059,535)	$(16,592,785)

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Class B	Shares	Amount
Year ended November 30, 2010:
Shares sold	410,784	$7,701,832
Shares reacquired	(580,419)	(10,805,154)

Net increase (decrease) in shares outstanding before conversion	(169,635)	(3,103,322)
Shares reacquired upon conversion into Class A	(175,393)	(3,233,642)

Net increase (decrease) in shares outstanding	(345,028)	$(6,336,964)

Year ended November 30, 2009:
Shares sold	185,218	$2,815,855
Shares issued in reinvestment of dividends and distributions	1,118	15,157
Shares reacquired	(588,845)	(8,562,790)

Net increase (decrease) in shares outstanding before conversion	(402,509)	(5,731,778)
Shares reacquired upon conversion into Class A	(829,353)	(11,522,753)

Net increase (decrease) in shares outstanding	(1,231,862)	$(17,254,531)

Class C
Year ended November 30, 2010:
Shares sold	1,053,879	$19,940,018
Shares reacquired	(889,786)	(16,595,770)

Net increase (decrease) in shares outstanding	164,093	$3,344,248

Year ended November 30, 2009:
Shares sold	409,044	$6,457,801
Shares issued in reinvestment of dividends and distributions	1,575	21,361
Shares reacquired	(1,049,402)	(15,331,410)

Net increase (decrease) in shares outstanding	(638,783)	$(8,852,248)

Class L
Year ended November 30, 2010:
Shares sold	183	$3,439
Shares reacquired	(9,005)	(181,969)

Net increase (decrease) in shares outstanding	(8,822)	$(178,530)

Year ended November 30, 2009:
Shares sold	658	$11,507
Shares issued in reinvestment of dividends and distributions	449	6,615
Shares reacquired	(14,188)	(229,357)

Net increase (decrease) in shares outstanding	(13,081)	$(211,235)

Prudential Jennison Health Sciences Fund	35

Notes to Financial Statements

continued

Class M	Shares	Amount
Year ended November 30, 2010:
Shares sold	565	$10,836
Shares reacquired	(11,759)	(218,936)

Net increase (decrease) in shares outstanding before conversion	(11,194)	(208,100)
Shares reacquired upon conversion into Class A	(42,864)	(804,117)

Net increase (decrease) in shares outstanding	(54,058)	$(1,012,217)

Year ended November 30, 2009:
Shares sold	3,042	$46,257
Shares issued in reinvestment of dividends and distributions	61	837
Shares reacquired	(32,046)	(458,143)

Net increase (decrease) in shares outstanding before conversion	(28,943)	(411,049)
Shares reacquired upon conversion into Class A	(53,397)	(808,920)

Net increase (decrease) in shares outstanding	(82,340)	$(1,219,969)

Class X
Year ended November 30, 2010:
Shares sold	1,536	$31,416
Shares reacquired	(4,194)	(79,659)

Net increase (decrease) in shares outstanding before conversion	(2,658)	(48,243)
Shares reacquired upon conversion into Class A	(8,194)	(159,404)

Net increase (decrease) in shares outstanding	(10,852)	$(207,647)

Year ended November 30, 2009:
Shares sold	5,515	$78,087
Shares issued in reinvestment of dividends and distributions	466	6,460
Shares reacquired	(14,515)	(210,143)

Net increase (decrease) in shares outstanding before conversion	(8,534)	(125,596)
Shares reacquired upon conversion into Class A	(4,524)	(68,866)

Net increase (decrease) in shares outstanding	(13,058)	$(194,462)

Class Z
Year ended November 30, 2010:
Shares sold	2,317,105	$49,556,776
Shares reacquired	(3,266,354)	(69,412,339)

Net increase (decrease) in shares outstanding	(949,249)	$(19,855,563)

Year ended November 30, 2009:
Shares sold	1,731,599	$29,801,533
Shares issued in reinvestment of dividends and distributions	175,076	2,671,663
Shares reacquired	(13,618,199)	(212,945,010)

Net increase (decrease) in shares outstanding	(11,711,524)	$(180,471,814)

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Note 7. In-Kind Redemption

During the year ended November 30, 2009, shareholders redeemed fund shares in exchange for Fund’s portfolio securities. The value of these portfolio securities was $136,160,696. The Fund realized a loss of $30,330,675 related to the in-kind redemption transactions. Such loss is not taxable for Federal Income Tax purposes.

Note 8. Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”),

was a party to a syndicated credit agreement (“SCA”) with two banks. The purpose of the SCA was to provide an alternative source of temporary funding for capital share redemptions. The SCA provided for a commitment of $500 million through October 20, 2010, which was subsequently extended through December 17, 2010 under the same terms. The Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. Interest on any borrowings under the SCA was incurred at contracted market rates and a commitment fee for the unused amount was accrued daily and paid quarterly. The Fund did not utilize the SCA during the year ended November 30, 2010.

Effective December 17, 2010 the Funds entered into a new Syndicated Credit Agreement (“New SCA”) with a group of banks. The New SCA provides for a commitment of $750 million. The Funds will pay an annualized commitment fee of 0.10% of the unused portion of the New SCA. The expiration date of the New SCA is December 16, 2011. Interest on any borrowings under the New SCA will be incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly.

Note 9. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Prudential Jennison Health Sciences Fund	37

Financial Highlights

Class A Shares
	Year Ended November 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$18.79	$14.65	$23.51	$ 20.70	$ 19.89
Income (loss) from investment operations:
Net investment income (loss)	(.14)	(.07)	.43	(.09)	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.12	4.35	(7.16)	3.19	2.44
Total from investment operations	2.98	4.28	(6.73)	3.10	2.32
Less Dividends and Distributions:
Dividends from net investment income	-	(.14)	-	-	- (b)
Distributions from net realized gains	-	-	(2.13)	(.29)	(1.51)
Total dividends and distributions	-	(.14)	(2.13)	(.29)	(1.51)
Net asset value, end of year	$21.77	$18.79	$14.65	$23.51	$20.70
Total Return(c):	15.86%	29.48%	(31.51)%	15.07%	11.77%

Ratios/Supplemental Data:
Net assets, end of year (000)	$330,059	$283,916	$236,932	$381,829	$322,359
Average net assets (000)	$321,876	$256,120	$337,875	$353,245	$326,042
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.27%	1.30%	1.19%	1.17%	1.19%
Expenses, excluding distribution and service (12b-1) fees	.97%	1.00%	.91%	.92%	.94%
Net investment income (loss)	(.67)%	(.43)%	2.21%	(.42)%	(.57)%
For Class A, B, C, L, M, X and Z shares:
Portfolio turnover rate	55%	40%	90%	85%	103%

(a) Calculated based on average shares outstanding during the year.

(b) Less than ($.005).

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include the expenses of the underlying fund in which the Fund invests.

(e) Through March 31, 2008, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class B Shares
	Year Ended November 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$17.11	$13.32	$21.70	$19.26	$18.75
Income (loss) from investment operations:
Net investment income (loss)	(.26)	(.16)	.20	(.24)	(.26)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.83	3.96	(6.45)	2.97	2.28
Total from investment operations	2.57	3.80	(6.25)	2.73	2.02
Less Dividends and Distributions:
Dividends from net investment income	-	(.01)	-	-	- (b)
Distributions from net realized gains	-	-	(2.13)	(.29)	(1.51)
Total dividends and distributions	-	(.01)	(2.13)	(.29)	(1.51)
Net asset value, end of year	$19.68	$17.11	$13.32	$21.70	$19.26
Total Return(c):	15.02%	28.51%	(31.97)%	14.27%	10.93%

Ratios/Supplemental Data:
Net assets, end of year (000)	$42,743	$43,057	$49,916	$118,790	$148,199
Average net assets (000)	$43,949	$42,971	$84,198	$131,106	$197,906
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.97%	2.00%	1.91%	1.92%	1.94%
Expenses, excluding distribution and service (12b-1) fees	.97%	1.00%	.91%	.92%	.94%
Net investment income (loss)	(1.37)%	(1.05)%	1.14%	(1.16)%	(1.32)%

(a) Calculated based on average shares outstanding during the year.

(b) Less than ($.005).

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	39

Financial Highlights

continued

Class C Shares
	Year Ended November 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$17.10	$13.31	$21.69	$19.26	$18.75
Income (loss) from investment operations:
Net investment income (loss)	(.26)	(.17)	.25	(.24)	(.26)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.84	3.97	(6.50)	2.96	2.28
Total from investment operations	2.58	3.80	(6.25)	2.72	2.02
Less Dividends and Distributions:
Dividends from net investment income	-	(.01)	-	-	- (b)
Distributions from net realized gains	-	-	(2.13)	(.29)	(1.51)
Total dividends and distributions	-	(.01)	(2.13)	(.29)	(1.51)
Net asset value, end of year	$19.68	$17.10	$13.31	$21.69	$19.26
Total Return(c):	15.09%	28.53%	(31.99)%	14.22%	10.94%

Ratios/Supplemental Data:
Net assets, end of year (000)	$93,799	$78,726	$69,772	$124,782	$122,682
Average net assets (000)	$90,766	$71,726	$103,596	$123,322	$126,473
Ratios to average net assets(d)
Expenses, including distribution and service (12b-1) fees	1.97%	2.00%	1.91%	1.92%	1.94%
Expenses, excluding distribution and service (12b-1) fees	.97%	1.00%	.91%	.92%	.94%
Net investment income (loss)	(1.37)%	(1.11)%	1.39%	(1.17)%	(1.32)%

(a) Calculated based on average shares outstanding during the year.

(b) Less than ($.005).

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

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Class L Shares
	Year Ended November 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$18.66	$14.54	$23.39	$20.64	$19.90
Income (loss) from investment operations:
Net investment income (loss)	(.18)	(.10)	.36	(.14)	(.17)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.10	4.31	(7.08)	3.18	2.42
Total from investment operations	2.92	4.21	(6.72)	3.04	2.25
Less Dividends and Distributions:
Dividends from net investment income	-	(.09)	-	-	- (b)
Distributions from net realized gains	-	-	(2.13)	(.29)	(1.51)
Total dividends and distributions	-	(.09)	(2.13)	(.29)	(1.51)
Net asset value, end of year	$21.58	$18.66	$14.54	$23.39	$20.64
Total Return(c):	15.65%	29.16%	(31.65)%	14.82%	11.52%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,063	$1,084	$1,035	$2,010	$2,639
Average net assets (000)	$1,110	$1,057	$1,625	$2,182	$2,833
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.47%	1.50%	1.41%	1.42%	1.44%
Expenses, excluding distribution and service (12b-1) fees	.97%	1.00%	.91%	.92%	.94%
Net investment income (loss)	(.87)%	(.60)%	1.87%	(.66)%	(.82)%

(a) Calculated based on average shares outstanding during the year.

(b) Less than ($.005).

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	41

Financial Highlights

continued

Class M Shares
	Year Ended November 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$17.15	$13.31	$21.69	$19.26	$18.75
Income (loss) from investment operations:
Net investment income (loss)	(.12)	(.12)	.20	(.24)	(.26)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.85	3.97	(6.45)	2.96	2.28
Total from investment operations	2.73	3.85	(6.25)	2.72	2.02
Less Dividends and Distributions:
Dividends from net investment income	-	(.01)	-	-	- (b)
Distributions from net realized gains	-	-	(2.13)	(.29)	(1.51)
Total dividends and distributions	-	(.01)	(2.13)	(.29)	(1.51)
Capital Contributions:	.01	- (c)	-	-	-
Net asset value, end of year	$19.89	$17.15	$13.31	$21.69	$19.26
Total Return(d):	15.98%	28.90%	(31.99)%	14.22%	10.93%

Ratios/Supplemental Data:
Net assets, end of year (000)	$632	$1,472	$2,239	$5,244	$6,423
Average net assets (000)	$978	$1,900	$3,857	$5,866	$7,866
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.22%	1.78%	1.91%	1.92%	1.94%
Expenses, excluding distribution and service (12b-1) fees	.97%	1.00%	.91%	.92%	.94%
Net investment income (loss)	(.62)%	(.81)%	1.12%	(1.17)%	(1.32)%

(a) Calculated based on average shares outstanding during the year.

(b) Less than ($.005).

(c) Less than $.005.

(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(e) Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

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Class X Shares
	Year Ended November 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$17.67	$13.75	$22.05	$19.38	$18.75
Income (loss) from investment operations:
Net investment income (loss)	(.12)	(.05)	.40	(.03)	(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.94	4.06	(6.66)	2.99	2.24
Total from investment operations	2.82	4.01	(6.26)	2.96	2.14
Less Dividends and Distributions:
Dividends from net investment income	-	(.15)	-	-	- (b)
Distributions from net realized gains	-	-	(2.13)	(.29)	(1.51)
Total dividends and distributions	-	(.15)	(2.13)	(.29)	(1.51)
Capital Contributions:	.01	.06	.09	-	-
Net asset value, end of year	$20.50	$17.67	$13.75	$22.05	$19.38
Total Return(c):	16.02%	29.91%	(31.01)%	15.38%	11.58%

Ratios/Supplemental Data:
Net assets, end of year (000)	$403	$539	$599	$1,050	$1,165
Average net assets (000)	$462	$562	$937	$1,054	$1,271
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.22%	1.25%	1.14%	.92%	1.11%
Expenses, excluding distribution and service (12b-1) fees	.97%	1.00%	.91%	.92%	.94%
Net investment income (loss)	(.62)%	(.31)%	2.17%	(.17)%	(.52)%

(a) Calculated based on average shares outstanding during the year.

(b) Less than ($.005).

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	43

Financial Highlights

continued

Class Z Shares
	Year Ended November 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$19.43	$15.16	$24.18	$21.23	$20.32
Income (loss) from investment operations:
Net investment income (loss)	(.08)	.03	.53	(.04)	(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.23	4.43	(7.42)	3.28	2.49
Total from investment operations	3.15	4.46	(6.89)	3.24	2.42
Less Dividends and Distributions:
Dividends from net investment income	-	(.19)	-	-	- (b)
Distributions from net realized gains	-	-	(2.13)	(.29)	(1.51)
Total dividends and distributions	-	(.19)	(2.13)	(.29)	(1.51)
Net asset value, end of year	$22.58	$19.43	$15.16	$24.18	$21.23
Total Return(c):	16.21%	29.75%	(31.28)%	15.35%	12.07%

Ratios/Supplemental Data:
Net assets, end of year (000)	$94,836	$100,060	$255,540	$353,873	$297,938
Average net assets (000)	$111,740	$148,563	$338,613	$322,406	$279,795
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.97%	1.00%	.91%	.92%	.94%
Expenses, excluding distribution and service (12b-1) fees	.97%	1.00%	.91%	.92%	.94%
Net investment income (loss)	(.36)%	.18%	2.63%	(.17)%	(.33)%

(a) Calculated based on average shares outstanding during the year.

(b) Less than ($.005).

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

44	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Health Sciences Fund (formerly Jennison Health Sciences Fund) a series of Prudential Sector Funds, Inc. (formerly JennisonDryden Sector Funds, Inc.) (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 18, 2011

Prudential Jennison Health Sciences Fund	45

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006.

Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Stephen P. Munn (68) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (71) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996- January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Prudential Jennison Health Sciences Fund

Interested Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996, Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (52) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Prudential Jennison Health Sciences Fund

Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Health Sciences Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 21-23, 2010 and approved the renewal of the agreements through July 31, 2011, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2009, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees,

[1]	Prudential Jennison Health Sciences Fund is a series of Prudential Sector Funds, Inc.

Prudential Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 21-23, 2010.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board

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was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Health/Biotechnology Funds Performance Universe) was in the first quartile over the five- and 10-year periods, and in the second quartile over the one- and three-year periods. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s second quartile, while the Fund’s total expenses ranked in the first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board also considered that the cost of services

Prudential Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

provided by PI during the year ended December 31, 2009 exceeded the management fees paid to PI by the Fund, resulting in an operating loss to PI. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to the repuation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Company has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Sector Funds, Inc./Prudential Jennison Health Sciences Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Jennison Health Sciences Fund
Share Class	A	B	C	L	M	X	Z
NASDAQ	PHLAX	PHLBX	PHLCX	N/A	N/A	N/A	PHSZX
CUSIP	74441P502	74441P601	74441P700	74441P809	74441P882	74441P874	74441P866

MF188E3    0193889-00001-00

ANNUAL REPORT	NOVEMBER 30, 2010

Prudential Jennison Utility Fund

Fund Type Sector stock Objective Total return through a combination of capital appreciation and current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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January 14, 2010

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Utility Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Jennison Utility Fund

Prudential Jennison Utility Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 0.90%; Class B, 1.60%; Class C, 1.60%; Class R, 1.35%; Class Z, 0.60%. Net operating expenses: Class A, 0.90%; Class B, 1.60%; Class C, 1.60%; Class R, 1.10%; Class Z, 0.60%, after contractual reduction through 3/31/2012 for Class R shares.

Cumulative Total Returns (Without Sales Charges) as of 11/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	16.91%	16.18%	65.82%	—
Class B	16.16	12.14	54.16	—
Class C	16.18	12.06	54.05	—
Class R	16.82	N/A	N/A	–2.88% (8/22/06)
Class Z	17.37	17.85	70.12	—
S&P 500 Utility TR Index	7.97	18.74	14.72	—
S&P 500 Index	9.96	5.04	8.41	—
Lipper Utility Funds Avg.	8.94	21.63	33.34	—

Average Annual Total Returns (With Sales Charges) as of 12/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	8.15%	2.37%	4.18%	—
Class B	8.73	2.65	4.01	—
Class C	12.73	2.78	4.01	—
Class R	14.36	N/A	N/A	0.39% (8/22/06)
Class Z	14.89	3.81	5.04	—
S&P 500 Utility TR Index	5.46	3.90	0.78	—
S&P 500 Index	15.08	2.29	1.42	—
Lipper Utility Funds Avg.	7.86	4.51	2.58	—

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Average Annual Total Returns (With Sales Charges) as of 11/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	10.48%	1.89%	4.59%	—
Class B	11.16	2.20	4.42	—
Class C	15.18	2.30	4.42	—
Class R	16.82	N/A	N/A	–0.68% (8/22/06)
Class Z	17.37	3.34	5.46	—

Average Annual Total Returns (Without Sales Charges) as of 11/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	16.91%	3.05%	5.19%	—
Class B	16.16	2.32	4.42	—
Class C	16.18	2.30	4.42	—
Class R	16.82	N/A	N/A	–0.68% (8/22/06)
Class Z	17.37	3.34	5.46	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Utility Fund (Class A shares) with a similar investment in the S&P 500 Utility TR Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 2000) and the account values at the end of the current fiscal year (November 30, 2010) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and

Prudential Jennison Utility Fund	3

Your Fund’s Performance (continued)

Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through March 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but are subject to a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fees.

Benchmark Definitions

S&P 500 Utility Total Return Index

The Standard & Poor’s 500 Utility Total Return Index (S&P 500 Utility TR Index) is an unmanaged market capitalization-weighted index of natural gas and electric companies. S&P 500 Utility TR Index Closest Month-End to Inception cumulative total return as of 11/30/10 is 4.19% for Class R. S&P 500 Utility TR Index Closest Month-End to Inception average annual total return as of 12/31/10 is 1.66% for Class R.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed in the United States. S&P 500 Index Closest Month-End to Inception cumulative total return as of 11/30/10 is –0.75% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return as of 12/31/10 is 1.33% for Class R.

Lipper Utility Funds Average

The Lipper Utility Funds Average (Lipper Average) is based on the average return of all mutual funds in the Lipper Utility Funds Category. Funds in the Lipper Average invest at least 65% of their equity portfolios in utility shares. Lipper Average Closest Month-End to Inception cumulative total return as of 11/30/10 is 5.10% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 12/31/10 is 1.96% for Class R.

Investors can not invest directly in an index or average. The returns for the S&P 500 Utility TR Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Five Largest Holdings expressed as a percentage of net assets as of 11/30/10
CenterPoint Energy, Inc., Multi-Utilities	3.0%
Rackspace Hosting, Inc., Internet Software & Services	2.5
Sempra Energy, Multi-Utilities	2.4
ONEOK, Inc., Gas Utilities	2.4
NII Holdings, Inc., Wireless Telecommunication Services	2.4

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/10
Multi-Utilities	20.9%
Electric Utilities	20.6
Oil, Gas & Consumable Fuels	20.5
Independent Power Producers & Energy Traders	8.0
Wireless Telecommunication Services	7.5

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Utility Fund	5

Strategy and Performance Overview

How did the Fund perform?

Prudential Jennison Utility Fund’s Class A shares advanced 16.91% for the 12-month reporting period that ended November 30, 2010, outperforming the 7.97% gain of the S&P 500 Utility Total Return Index (the Index) and the 8.94% gain of the Lipper Utility Funds Average. Strong stock selection among independent power producers from within the utilities sector, as well as exposure to the telecommunications services sector, made the most significant contribution to the Fund’s solid performance versus the Index.

How is the Fund managed?

Jennison Associates manages the Fund using a relative value strategy that employs bottom-up stock selection driven by Jennison’s proprietary fundamental research, which is critical to successful stock picking. Under the relative value strategy, the Jennison team seeks to invest in utility stocks that are likely to benefit from reversion to the Industry’s average level of returns and growth rates. The team looks to identify companies for which the market may be incorrectly projecting sub-normal returns and growth rates. It then tries to identify changes in corporate fundamentals that may lead to higher-than-anticipated returns and growth rates.

The use of derivatives is not a principal strategy of the Fund. During the reporting period that ended November 30, 2010, the Fund had exposure to a structured note that totaled about 1.0% of net portfolio assets. This exposure did not have a material impact on the Fund’s performance.

What was the environment like for investing in stocks?

The U.S. equity market made strong gains at the beginning and towards the end of the reporting period, aided by continued, albeit slow, economic growth. These gains more than offset declines in stock prices during the middle months of the reporting period, when the economic expansion appeared to be losing steam.

When the reporting period began in late 2009, distressed sale prices, low interest rates, increased mortgage credit, and tax credits stimulated activity in the housing market. Manufacturing activity increased and corporate profits improved, largely due to workforce and inventory reductions.

Clouds gathered on the horizon in early 2010, however, as the pace of improvement decelerated. Markets grappled with the effects of reduced stimulus, persistently subpar job growth, and flagging confidence indicators.

In Europe, a sovereign debt crisis in several European Union member states weakened the euro and prompted the European Central Bank to intervene. Attempts in China to

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cool the domestic property market likewise raised fears that global growth might slow more than anticipated.

Domestic markets saw additional volatility linked to turns in Washington policy debates. In March, an overhaul in the U.S. healthcare system was enacted. In July, President Obama signed sweeping financial regulatory legislation that expands federal banking and securities regulation, subjecting a wider range of financial companies to government oversight.

At the end of the reporting period, housing activity, consumer spending, retail sales, and personal income were rising, as was consumer confidence. However, business production measures were mixed, overall job growth remained anemic, and credit expansion continued to be weak. Given the overall uncertainty, businesses prolonged their pause in investing and hiring.

Within the broad stock market S&P 500 Index, the utilities sector gained less for the reporting period than the more economically sensitive sectors such as consumer discretionary and industrials. The positive sentiment towards the overall economic environment benefited the latter two more than utilities.

Which holdings made the largest positive contribution to the Fund’s return?

Shares of Latin American wireless telecom service provider NII Holdings appreciated sharply, benefiting from stronger-than-expected net customer additions and news that management had raised the firm’s financial outlook for all of 2010. The company continues to benefit from the relatively strong Brazilian economy and an improving environment in Mexico. NII Holdings remains one of the Jennison team’s highest conviction holdings due to its strong fundamentals and significant growth potential in the emerging markets that it serves.

Another significant contributor to performance was Rackspace Hosting, which provides Internet hosting and cloud computing services to small- and medium-sized businesses as well as large enterprises. During the reporting period, the company delivered revenue growth that exceeded expectations as a result of an improved return on invested capital and increased average revenue per customer. The Jennison team continues to like Rackspace for its dominant position within the industry, which Jennison believes is poised to grow substantially as companies continue to move toward this type of computing infrastructure.

Master limited partnership Williams Partners also appreciated significantly following the announcement that its parent company, Williams Cos., will merge nearly the

Prudential Jennison Utility Fund	7

Strategy and Performance Overview (continued)

entirety of its midstream assets, as well as Williams Pipeline Partners, into Williams Partners. The Jennison team believes this should unlock significant value for both companies and expose Williams Partners to a steady recurring revenue stream that should allow the company to increase its dividend distribution.

Which holdings detracted most from the Fund’s return?

One of the most significant detractors from performance was Aegean Marine Petroleum Network. The company is a supplier and marketer of marine fuel and lubricants to ocean-going vessels at port and at sea. Aegean purchases fuel from refineries and oil producers and sells it to ship operators, fuel brokers, and other users. Shares declined as higher-than-expected interest expenses and depressed shipping charter rates had a negative impact on financial results. The Jennison team sold the Fund’s position in the company at a loss due to concern about costs that could affect profitability and increased competition in two of Aegean’s primary markets.

Another significant detractor from the Fund’s return was EnergySolutions, a provider of specialized, technology-based nuclear waste services to government and commercial customers, both domestically and internationally. Shares declined sharply in February following the announcement of Chairman and Chief Executive Officer Steve Creamer’s resignation and the issuance of preliminary 2010 guidance that was below consensus estimates. While the Jennison team thought the company could see a rebound in its business during the second half of 2010, Jennison decided to sell the Fund’s position in favor of more attractive investment opportunities.

Independent power producer (IPP) NRG Energy also declined. The company’s generating capacity is primarily in base-load coal and nuclear. NRG’s stock price fell after the company reported lower-than-expected net income for the fourth quarter of 2009. However, during that period, revenue increased and exceeded consensus estimates. The Jennison team believes that NRG is one of the best “pure plays” in the IPP arena, with a large and diversified portfolio that should benefit from multiple earnings drivers, including tighter power markets and transmission constraints. NRG’s attractive low-cost generation portfolio should enable the company to grow margins from rising energy and capacity prices.

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Comments on Largest Holdings

3.0%	CenterPoint Energy, Inc., Multi-Utilities

CenterPoint Energy is engaged in the transmission and distribution of electricity in the Texas Gulf Coast region, as well as natural gas distribution in six states. The Jennison team likes the relatively high predictability of the company’s earnings and free cash flow generation, and believes that investments in natural gas infrastructure projects should help drive longer-term growth.

2.5%	Rackspace Hosting, Inc., Internet Software & Services

See comments on largest contributors to performance.

2.4%	Sempra Energy, Multi-Utilities

Sempra Energy is an energy services holding company that develops energy infrastructure, operates utilities, and provides related products and services. The company’s primary business is in Southern California. The Jennison team believes Sempra Energy will be among the most significant beneficiaries of the state’s initiatives to mandate a higher percentage of renewable energy in the generation portfolios of utility companies.

2.4%	ONEOK, Inc., Gas Utilities

ONEOK is a diversified energy company engaged in the gathering, processing, storage, and transportation of natural gas in the United States. The Jennison team likes the company’s solid earnings growth profile and attractive dividend yield, which should be supported by strong free cash flow generation and the expansion of its natural gas liquids midstream business.

2.4%	NII Holdings, Inc., Wireless Telecommunication Services

See comments on largest contributors to performance.

Prudential Jennison Utility Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2010, at the beginning of the period, and held through the six-month period ended November 30, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Utility Fund		Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,133.50	0.91%	$4.87
	Hypothetical	$1,000.00	$1,020.51	0.91%	$4.61

Class B	Actual	$1,000.00	$1,130.00	1.61%	$8.60
	Hypothetical	$1,000.00	$1,017.00	1.61%	$8.14

Class C	Actual	$1,000.00	$1,130.10	1.61%	$8.60
	Hypothetical	$1,000.00	$1,017.00	1.61%	$8.14

Class R	Actual	$1,000.00	$1,132.40	1.11%	$5.93
	Hypothetical	$1,000.00	$1,019.50	1.11%	$5.62

Class Z	Actual	$1,000.00	$1,135.00	0.61%	$3.26
	Hypothetical	$1,000.00	$1,022.01	0.61%	$3.09

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2010, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Utility Fund	11

Portfolio of Investments

as of November 30, 2010

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.7%
COMMON STOCKS 98.1%

Commercial Services & Supplies 1.9%
1,332,777	IESI-BFC Ltd.	$29,041,211
852,245	Republic Services, Inc.	23,982,174

		53,023,385

Construction & Engineering 1.7%
1,167,088	Chicago Bridge & Iron Co. NV(a)	33,040,261
1,449,758	Ferrovial SA (Spain)	13,756,320

		46,796,581

Diversified Telecommunication Services 3.6%
2,816,874	Alaska Communications Systems Group, Inc.(b)	29,689,852
1,286,947	Chunghwa Telecom Co. Ltd. (Taiwan), ADR(b)	31,028,292
1,276,067	City Telecom HK Ltd. (Hong Kong), ADR	19,038,920
565,942	Consolidated Communications Holdings, Inc.	10,424,651
1,706,000	Maxcom Telecomunicaciones SAB de CV (Mexico), ADR(a)(b)	6,789,880

		96,971,595

Electric Utilities 20.1%
1,180,711	American Electric Power Co., Inc.	42,033,312
559,100	CEZ AS (Czech Republic)	21,843,991
1,624,592	Cleco Corp.	49,273,875
790,600	Edison International	29,204,764
565,854	Entergy Corp.	40,311,439
714,737	FirstEnergy Corp.(b)	25,094,416
2,943,450	Great Plains Energy, Inc.	54,895,342
896,907	NextEra Energy, Inc.	45,401,432
1,130,051	Northeast Utilities	35,144,586
1,611,340	NV Energy, Inc.	22,059,245
1,533,631	PPL Corp.	38,969,564
975,837	Progress Energy, Inc.(b)	42,634,319
960,490	Southern Co.	36,229,683
1,270,966	UIL Holdings Corp.(b)	37,328,271
1,116,790	Westar Energy, Inc.(b)	27,819,239

		548,243,478

Electrical Equipment
128,100	A123 Systems, Inc.(a)(b)	985,089

See Notes to Financial Statements.

Prudential Jennison Utility Fund	13

Portfolio of Investments

as of November 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Gas Utilities 3.2%
1,123,739	Enagas (Spain)	$20,764,061
1,279,392	ONEOK, Inc.	65,389,725

		86,153,786

Independent Power Producers & Energy Traders 8.0%
3,485,400	Calpine Corp.(a)	42,173,340
6,303,216	China Hydroelectric Corp. (China), ADR(a)(b)	47,211,088
959,736	Constellation Energy Group, Inc.	27,218,113
1,576,228	MPX Energia SA (Brazil), 144A(a)(e)	24,370,584
2,307,847	NRG Energy, Inc.(a)(b)	44,726,075
2,052,676	Tractebel Energia SA (Brazil)	32,419,495

		218,118,695

Internet Software & Services 2.5%
2,318,742	Rackspace Hosting, Inc.(a)(b)	67,637,704

Media 1.6%
2,214,825	Comcast Corp. (Class A Stock)	44,296,500

Multi-Utilities 20.9%
5,186,622	CenterPoint Energy, Inc.	81,066,902
6,626,700	Centrica PLC (United Kingdom)	31,654,372
3,273,662	CMS Energy Corp.(b)	58,827,706
853,936	Dominion Resources, Inc.	35,463,962
594,941	National Grid PLC (United Kingdom), ADR	26,784,244
3,310,300	NiSource, Inc.(b)	55,381,319
1,165,646	PG&E Corp.	54,703,767
1,097,800	Public Service Enterprise Group, Inc.	33,845,174
721,323	SCANA Corp.	29,300,140
1,305,813	Sempra Energy	65,408,173
949,964	Wisconsin Energy Corp.	57,206,832
1,738,800	Xcel Energy, Inc.	40,861,800

		570,504,391

Oil, Gas & Consumable Fuels 20.5%
609,844	Alpha Natural Resources, Inc.(a)	30,223,869
1,752,220	Copano Energy LLC(b)	52,443,945
610,600	Crescent Point Energy Corp. (Canada)	24,666,682
308,500	Crescent Point Energy Corp. (Canada), 144A	12,462,613
3,102,908	El Paso Corp.	41,858,229

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
536,046	Enbridge, Inc. (Canada)	$29,837,483
1,595,165	Energy Transfer Equity LP	63,104,727
6,136,225	Essar Energy PLC (Mauritius), 144A(a)(e)	49,822,825
3,749,970	OPTI Canada, Inc. (Canada)(a)(b)	2,630,148
2,104,541	Regency Energy Partners LP(b)	54,086,704
564,732	Southern Union Co.	13,333,323
1,616,246	Spectra Energy Corp.	38,418,167
910,600	TransCanada Corp. (Canada)	32,111,168
425,700	Whiting Petroleum Corp.(a)	46,848,285
1,376,872	Williams Cos., Inc. (The)	31,406,450
771,604	Williams Partners LP(b)	36,303,968

		559,558,586

Real Estate Investment Trusts 1.1%
552,945	Digital Realty Trust, Inc.(b)	29,040,671

Road & Rail 2.0%
448,127	CSX Corp.	27,250,603
301,846	Union Pacific Corp.	27,199,343

		54,449,946

Transportation Infrastructure 3.5%
705,800	Cia de Concessoes Rodoviarias (Brazil)	19,244,226
1,250,000	Cia de Concessoes Rodoviarias (Brazil), 144A(e)	34,082,294
5,233,500	EcoRodovias Infraestrutura e Logistica SA (Brazil), 144A(a)(e)	42,427,184

		95,753,704

Wireless Telecommunication Services 7.5%
548,664	America Movil SAB de CV (Mexico), ADR	30,977,569
1,075,021	American Tower Corp. (Class A Stock)(a)	54,363,812
1,322,166	Crown Castle International Corp.(a)	54,922,776
1,662,443	NII Holdings, Inc.(a)	64,436,291

		204,700,448

	Total common stocks (cost $2,267,807,684)	2,676,234,559

See Notes to Financial Statements.

Prudential Jennison Utility Fund	15

Portfolio of Investments

as of November 30, 2010 continued

Shares	Description	Value (Note 1)

PREFERRED STOCK 0.5%

Electric Utilities
226,100	Great Plains Energy, Inc. (cost $11,305,000)	$13,961,675

Principal Amount (000)
COPORATE BOND 1.1%

Capital Markets
$28,000	Goldman Sachs Group, Inc. (The), Private Placement, 144A, 0.140%, 01/04/13 (original cost $28,000,000; purchased 08/06/10)(a)(c)(d)(e)	27,886,713

Units
WARRANT

Oil, Gas & Consumable Fuels
732,600	Rentech, Inc., Private Placement, expiring 04/20/12 (original cost $0; purchased 04/23/07)(a)(c)(e)	1,025

	Total long-term investments (cost $2,307,112,684)	2,718,083,972

Shares
SHORT-TERM INVESTMENT 12.8%

Affiliated Money Market Mutual Fund
350,408,917	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $350,408,917; includes $314,130,022 of cash collateral received for securities on loan)(f)(g)	350,408,917

	Total Investments, Before Options Written 112.5% (cost $2,657,521,601)	3,068,492,889

See Notes to Financial Statements.

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Contracts	Description	Value (Note 1)

OPTIONS WRITTEN(a)
Call Options

Wireless Telecommunication Services
750	NII Holdings, Inc., expiring 12/18/10, Strike Price $45.00	$(7,500)
750	NII Holdings, Inc., expiring 12/18/10, Strike Price $46.00	(11,250)

	Total options written (premium received $166,497)	(18,750)

	Total Investments, Net of Options Written(h) 112.5% (cost $2,657,355,104; Note 5)	3,068,474,139
	Liabilities in excess of other assets (12.5%)	(340,165,336)

	Net Assets 100.0%	$2,728,308,803

The following abbreviations are used in the portfolio descriptions:

ADR—American Depositary Receipt

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement is $305,817,009; cash collateral of $314,130,022 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Indicates a restricted security, the aggregate original cost of such securities is $28,000,000. The aggregate value of $27,887,738 is approximately 1.0% of net assets.
(d)	Represents a zero coupon bond. Rate shown reflects the effective yield at November 30, 2010.
(e)	Indicates a security that has been deemed illiquid.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund.
(g)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(h)	As of November 30, 2010, 1 security representing $1,025 and 0.0% of net assets was fair valued in accordance with the policies adopted by the Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, options and futures traded in active markets for identical securities, and mutual funds with daily NAVs

Level 2—other significant observable inputs for debt securities, swaps, forward foreign currency contracts (including, but not limited to quoted prices for similar

See Notes to Financial Statements.

Prudential Jennison Utility Fund	17

Portfolio of Investments

as of November 30, 2010 continued

securities, interest rates, prepayment speeds, foreign currency exchange rates and amortized cost) and for foreign stocks priced using vendor modeling tools

Level 3—significant unobservable inputs valued in accordance with Board approved fair valuation procedures

The following is a summary of the inputs used as of November 30, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,676,234,559	$—	$—
Preferred Stock	13,961,675	—	—
Warrant	—	—	1,025
Corporate Bond	—	27,886,713	—
Affiliated Money Market Mutual Fund	350,408,917	—	—
Written Options	(18,750)	—	—

Total	$3,040,586,401	$27,886,713	$1,025

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Preferred Stocks	Corporate Bond		Warrant
Balance as of 11/30/09	$8,177,639	$48,807,224	$—	(a)	$172,029
Realized gain (loss)	(34,626,921)	(10,000,000)	(10,241,469)		—
Change in unrealized appreciation (depreciation)*	37,500,532	7,192,776	10,226,895		(171,004)
Purchases	—	—	—		—
Sales	(11,051,250)	(46,000,000)	—		—
Accrued discount/premium	—	—	14,574		—
Transfers into Level 3	—	—	—		—
Transfers out of Level 3	—	—	—		—

Balance as of 11/30/10	$—	$—	$—		$1,025

(a)	As of November 30, 2009, the Fund held one corporate bond in the portfolio, which was fair valued at zero.
*	Of which, $(171,004) was included in Net Assets relating to securities held at the reporting period end.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2010 was as follows:

Multi-Utilities	20.9%
Electric Utilities	20.6
Oil, Gas & Consumable Fuels	20.5
Affiliated Money Market Mutual Fund (including 11.5% of collateral received for securities on loan)	12.8
Independent Power Producers & Energy Traders	8.0
Wireless Telecommunication Services	7.5
Diversified Telecommunication Services	3.6
Transportation Infrastructure	3.5
Gas Utilities	3.2
Internet Software & Services	2.5
Road & Rail	2.0
Commercial Services & Supplies	1.9
Construction & Engineering	1.7
Media	1.6
Capital Markets	1.1
Real Estate Investment Trusts	1.1

112.5
Liabilities in excess of other assets	(12.5)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative Instruments as of November 30, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$1,025	Written options outstanding, at value	$18,750

See Notes to Financial Statements.

Prudential Jennison Utility Fund	19

Portfolio of Investments

as of November 30, 2010 continued

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants	Written Options	Total
Equity Contracts	$—(a)	$343,204	$343,204

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants	Written Options	Total
Equity Contracts	$(171,004)	$147,747	$(23,257)

(a)	During the year ended November 30, 2010, the Fund sold one warrant, which had zero gain (loss).

For the year ended November 30, 2010, the average volume of premiums received for written options was $60,370.

See Notes to Financial Statements.

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Financial Statements

NOVEMBER 30, 2010	ANNUAL REPORT

Prudential Jennison Utility Fund

Statement of Assets and Liabilities

as of November 30, 2010

Assets
Investments at value, including securities on loan of $305,817,009:
Unaffiliated investments (cost $2,307,112,684)	$2,718,083,972
Affiliated investments (cost $350,408,917)	350,408,917
Cash	910
Foreign currency, at value (cost $35)	35
Dividends and interest receivable	7,919,028
Receivable for investments sold	2,969,712
Foreign tax reclaim receivable	647,886
Receivable for Fund shares sold	438,895
Prepaid expenses	45,847

Total assets	3,080,515,202

Liabilities
Payable to broker for collateral for securities on loan	314,130,022
Payable for investments purchased	32,391,497
Payable for Fund shares reacquired	3,056,656
Management fee payable	996,637
Distribution fee payable	784,584
Accrued expenses	692,793
Affiliated transfer agent fee payable	115,504
Deferred directors’ fees	19,956
Written options outstanding, at value (premiums received $166,497)	18,750

Total liabilities	352,206,399

Net assets	$2,728,308,803

Net assets were comprised of:
Common stock, at par	$2,769,312
Paid-in capital in excess of par	2,826,524,116

2,829,293,428
Undistributed net investment income	50,680,808
Accumulated net realized loss on investment and foreign currency transactions	(562,711,631)
Net unrealized appreciation on investments and foreign currencies	411,046,198

Net assets, November 30, 2010	$2,728,308,803

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($2,443,548,376 ÷ 247,976,804 shares of common stock issued and outstanding)	$9.85
Maximum sales charge (5.50% of offering price)	0.57

Maximum offering price to public	$10.42

Class B
Net asset value, offering price and redemption price per share ($102,698,262 ÷ 10,451,199 shares of common stock issued and outstanding)	$9.83

Class C
Net asset value, offering price and redemption price per share ($96,869,919 ÷ 9,862,444 shares of common stock issued and outstanding)	$9.82

Class R
Net asset value, offering price and redemption price per share ($4,461,006 ÷ 453,055 shares of common stock issued and outstanding)	$9.85

Class Z
Net asset value, offering price and redemption price per share ($80,731,240 ÷ 8,187,684 shares of common stock issued and outstanding)	$9.86

See Notes to Financial Statements.

Prudential Jennison Utility Fund	23

Statement of Operations

Year Ended November 30, 2010

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $1,371,735)	$92,214,256
Affiliated income from securities loaned, net	1,623,211
Interest	1,310,437
Affiliated dividend income	93,426

Total income	95,241,330

Expenses
Management fee	11,882,480
Distribution fee—Class A	7,268,948
Distribution fee—Class B	1,057,636
Distribution fee—Class C	998,803
Distribution fee—Class R	19,570
Transfer agent’s fees and expenses (including affiliated expense of $1,444,200)	3,097,000
Custodian’s fees and expenses	579,000
Reports to shareholders	347,000
Directors’ fees	92,000
Legal fees and expenses	76,000
Registration fees	71,000
Insurance	66,000
Audit fee	22,000
Miscellaneous	38,902

Total expenses	25,616,339

Net investment income	69,624,991

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	15,688,418
Foreign currency transactions	(993,441)
Written option transactions	343,204

15,038,181

Net change in unrealized appreciation (depreciation) on:
Investments	338,719,627
Foreign currencies	(105,053)
Written options	147,747

338,762,321

Net gain on investment and foreign currency transactions	353,800,502

Net Increase In Net Assets Resulting From Operations	$423,425,493

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended November 30,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment income	$69,624,991	$88,976,446
Net realized gain (loss) on investment and foreign currency transactions	15,038,181	(329,020,422)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	338,762,321	645,993,566

Net increase in net assets resulting from operations	423,425,493	405,949,590

Dividends (Note 1)
Dividends from net investment income
Class A	(52,538,510)	(58,965,822)
Class B	(1,562,624)	(2,171,510)
Class C	(1,494,963)	(1,995,777)
Class R	(76,450)	(69,651)
Class Z	(2,036,409)	(2,527,314)

	(57,708,956)	(65,730,074)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	96,308,051	99,669,407
Net asset value of shares issued in reinvestment of dividends	53,842,782	59,276,749
Cost of shares reacquired	(440,592,276)	(454,761,742)

Net decrease in net assets from Fund share transactions	(290,441,443)	(295,815,586)

Capital Contributions (Note 6)
Proceeds from regulatory settlement	10,325	—

Total increase	75,285,419	44,403,930

Net Assets:
Beginning of year	2,653,023,384	2,608,619,454

End of year(a)	$2,728,308,803	$2,653,023,384

(a) Includes undistributed net investment income of:	$50,680,808	$33,261,455

See Notes to Financial Statements.

Prudential Jennison Utility Fund	25

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Company presently consists of three portfolios: Prudential Financial Services Fund, Prudential Jennison Health Sciences Fund and Prudential Jennison Utility Fund. These financial statements relate to Prudential Jennison Utility Fund (the “Fund”). The financial statements of the other portfolios are not presented herein.

The Fund is non-diversified and its investment objective is to seek total return through a combination of income and capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity-related and investment grade debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. The value of certain securities held by the Fund may be affected by economic developments in a specific industry or region. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in equity-related and investment grade debt securities of utility companies.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI or Manager”), in consultation with the subadviser; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange, or if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close

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of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non exchange-traded mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities, which mature in more than sixty days, are valued at fair value.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Fund at the end of the fiscal period may include registration rights under which the Fund may demand registration by the issuers, of which the Fund may bear the cost of such registration. Restricted securities are valued pursuant to the valuation procedures noted above.

Prudential Jennison Utility Fund	27

Notes to Financial Statements

continued

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates, with respect to

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securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options and guarantees the futures and options contracts against default.

The Fund may hold warrants acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised or sold. Warrants are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level.

Prudential Jennison Utility Fund	29

Notes to Financial Statements

continued

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

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Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60% of the Fund’s average daily net assets up to $250 million, .50% of the next $500 million, .45% of the next $750 million, .40% of the next $500 million, .35% of the next $2 billion, .325% of the next $2 billion and .30% of the average daily net assets of the Fund in excess of $6 billion. The effective management fee rate was .44% for the year ended November 30, 2010.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such expenses to .50% of the average daily net assets of Class R shares through March 31, 2012.

PIMS has advised the Fund that it received $724,137 in front-end sales charges resulting from sales of Class A shares, during the year ended November 30, 2010. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

Prudential Jennison Utility Fund	31

Notes to Financial Statements

continued

PIMS has advised the Fund that for the year ended November 30, 2010, it received $17,647, $201,867 and $8,911 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wells Fargo, LLC (“Wells Fargo”), an affiliate of PI through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended November 30, 2010, the Fund incurred approximately $849,300 in total networking fees, of which approximately $32,800 was paid to Wells Fargo through December 31, 2009. These amounts are included in transfer agent’s fees and expenses on the Statement of Operations.

Through December 31, 2009, Wells Fargo earned approximately $8,800 in broker commissions from portfolio transactions executed on behalf of the Fund.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended November 30, 2010, PIM has been compensated approximately $509,800 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2 registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

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Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2010, were $1,407,135,223 and $1,644,834,458, respectively.

Transactions in options written during the year ended November 30, 2010, were as follows:

	Contracts	Premiums Received
Options outstanding at November 30, 2009	—	$—
Options written	8,150	955,984
Options closed	(1,577)	(228,665)
Options expired	(5,073)	(560,822)

Options outstanding at November 30, 2010	1,500	$166,497

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present paid-in capital in excess of par, undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended November 30, 2010, the adjustments were to increase undistributed net investment income and to increase accumulated net realized loss on investment and foreign currency transactions by $5,503,318. These adjustments are due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, investment in partnerships and other tax adjustments. Net investment income, net realized gain (loss) and net assets were not affected by this change.

For the years ended November 30, 2010 and November 30, 2009, the tax character of distributions paid by the Fund were $57,708,956 and $65,730,074 from ordinary income, respectively.

As of November 30, 2010, the accumulated undistributed earnings on a tax basis was $13,788,957 from ordinary income.

Prudential Jennison Utility Fund	33

Notes to Financial Statements

continued

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2010 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation of Investments	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation of Investments
$2,629,907,557	$528,902,622	$(90,317,290)	$438,585,332	$74,910	$438,660,242

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and investment in partnerships. The other cost basis adjustments are primarily attributed to appreciation (depreciation) of foreign currencies, written options and mark-to-market of receivables and payables.

For federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 2010 of approximately $516,625,000 of which $162,617,000 expires in 2016 and $354,008,000 expires in 2017. The Fund utilized approximately $35,498,000 of its capital loss carryforward to offset net taxable gains realized in the year ended November 30, 2010. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration dates.

The Fund has elected to treat post-October capital and foreign currency losses of approximately $36,739,000 and $49,900, respectively, as having been incurred in the following year (November 30, 2011).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of November 30, 2010, no provision for income tax would be required in the Fund’s financial statements. The fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase

34	Visit our website at www.prudentialfunds.com

Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

For the year ended November 30, 2010, the Fund received $10,325 related to an affiliate’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s Statement of Changes in Net Assets. The Fund was not involved in the proceedings or the calculation of the payment.

There are 800 million shares of $.01 par value per share common stock authorized which consists of 400 million shares of Class A common stock, 300 million shares of Class B common stock, 50 million shares of Class C common stock, 25 million shares of Class R common stock and 25 million shares of Class Z common stock.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2010:
Shares sold	5,834,058	$53,957,989
Shares issued in reinvestment of dividends	5,353,499	49,420,255
Shares reacquired	(37,946,528)	(352,021,845)

Net increase (decrease) in shares outstanding before conversion	(26,758,971)	(248,643,601)
Shares issued upon conversion from Class B	935,231	8,533,696

Net increase (decrease) in shares outstanding	(25,823,740)	$(240,109,905)

Year ended November 30, 2009:
Shares sold	7,675,948	$57,716,711
Shares issued in reinvestment of dividends	7,178,392	53,572,334
Shares reacquired	(47,037,566)	(349,634,587)

Net increase (decrease) in shares outstanding before conversion	(32,183,226)	(238,345,542)
Shares issued upon conversion from Class B	3,118,148	22,840,652

Net increase (decrease) in shares outstanding	(29,065,078)	$(215,504,890)

Prudential Jennison Utility Fund	35

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended November 30, 2010:
Shares sold	930,940	$8,629,805
Shares issued in reinvestment of dividends	152,507	1,408,059
Shares reacquired	(2,459,151)	(22,622,759)

Net increase (decrease) in shares outstanding before conversion	(1,375,704)	(12,584,895)
Shares reacquired upon conversion into Class A	(937,710)	(8,533,696)

Net increase (decrease) in shares outstanding	(2,313,414)	$(21,118,591)

Year ended November 30, 2009:
Shares sold	1,406,926	$10,440,604
Shares issued in reinvestment of dividends	257,513	1,913,296
Shares reacquired	(3,114,028)	(23,037,838)

Net increase (decrease) in shares outstanding before conversion	(1,449,589)	(10,683,938)
Shares reacquired upon conversion into Class A	(3,123,961)	(22,840,652)

Net increase (decrease) in shares outstanding	(4,573,550)	$(33,524,590)

Class C
Year ended November 30, 2010:
Shares sold	837,579	$7,741,078
Shares issued in reinvestment of dividends	127,710	1,178,273
Shares reacquired	(2,855,675)	(26,409,563)

Net increase (decrease) in shares outstanding	(1,890,386)	$(17,490,212)

Year ended November 30, 2009:
Shares sold	1,390,323	$10,599,191
Shares issued in reinvestment of dividends	195,932	1,457,856
Shares reacquired	(4,551,190)	(33,846,990)

Net increase (decrease) in shares outstanding	(2,964,935)	$(21,789,943)

Class R
Year ended November 30, 2010:
Shares sold	224,165	$2,069,222
Shares issued in reinvestment of dividends	8,273	76,463
Shares reacquired	(154,058)	(1,410,211)

Net increase (decrease) in shares outstanding	78,380	$735,474

Year ended November 30, 2009:
Shares sold	209,086	$1,606,199
Shares issued in reinvestment of dividends	9,298	69,651
Shares reacquired	(190,442)	(1,463,352)

Net increase (decrease) in shares outstanding	27,942	$212,498

36	Visit our website at www.prudentialfunds.com

Class Z	Shares	Amount
Year ended November 30, 2010:
Shares sold	2,587,322	$23,909,957
Shares issued in reinvestment of dividends	190,884	1,759,732
Shares reacquired	(4,140,822)	(38,127,898)

Net increase (decrease) in shares outstanding	(1,362,616)	$(12,458,209)

Year ended November 30, 2009:
Shares sold	2,532,707	$19,306,702
Shares issued in reinvestment of dividends	304,445	2,263,612
Shares reacquired	(6,320,253)	(46,778,975)

Net increase (decrease) in shares outstanding	(3,483,101)	$(25,208,661)

Note 7. Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), was a party to a syndicated credit agreement (“SCA”) with two banks. The purpose of the SCA was to provide an alternative source of temporary funding for capital share redemptions. The SCA provided for a commitment of $500 million through October 20, 2010, which was subsequently extended through December 17, 2010 under the same terms. The Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. Interest on any borrowings under the SCA was incurred at contracted market rates and a commitment fee for the unused amount was accrued daily and paid quarterly. The fund did not utilize the SCA during the year ended November 30, 2010.

Effective December 17, 2010 the Funds entered into a new Syndicated Credit Agreement (“New SCA”) with a group of banks. The New SCA provides for a commitment of $750 million. The Funds will pay an annualized commitment fee of 0.10% of the unused portion of the New SCA. The expiration date of the New SCA is December 16, 2011. Interest on any borrowings under the New SCA will be incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly.

Prudential Jennison Utility Fund	37

Notes to Financial Statements

continued

Note 8. Dividends to Shareholders

Subsequent to the fiscal year end, the Fund declared ordinary income dividends on December 15, 2010 to shareholders of record on December 16, 2010. The ex-dividend date was December 17, 2010. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.059756
Class B	$0.042568
Class C	$0.042568
Class R	$0.054857
Class Z	$0.067146

Note 9. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

38	Visit our website at www.prudentialfunds.com

Financial Highlights

Class A
	Year Ended November 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$8.61	$7.49	$16.84	$17.31	$14.70
Income (loss) from investment operations:
Net investment income	.24	.28	.19	.32	.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.20	1.04	(6.75)	2.77	3.58
Total from investment operations	1.44	1.32	(6.56)	3.09	3.97
Less Dividends and Distributions:
Dividends from net investment income	(.20)	(.20)	(.18)	(.32)	(.39)
Distributions from net realized gains	-	-	(2.61)	(3.24)	(.97)
Total dividends and distributions	(.20)	(.20)	(2.79)	(3.56)	(1.36)
Capital Contributions:	- (e)	-	-	-	-
Net asset value, end of year	$9.85	$8.61	$7.49	$16.84	$17.31
Total Return(b):	16.91%	18.13%	(46.58)%	22.21%	28.86%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$2,444	$2,357	$2,269	$4,754	$4,138
Average net assets (000,000)	$2,423	$2,178	$3,920	$4,441	$3,686
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.90%	.92%	.81% (d)	.75% (d)	.77% (d)
Expenses, excluding distribution and service (12b-1) fees	.60%	.62%	.53%	.50%	.52%
Net investment income	2.61%	3.64%	1.55%	2.02%	2.54%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	53%	46%	38%	50%	56%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Through March 31, 2008, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(e) Less than $0.005 per share.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	39

Financial Highlights

continued

Class B
	Year Ended November 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$8.59	$7.47	$16.80	$17.28	$14.67
Income (loss) from investment operations:
Net investment income	.18	.23	.10	.20	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.20	1.04	(6.75)	2.77	3.59
Total from investment operations	1.38	1.27	(6.65)	2.97	3.86
Less Dividends and Distributions:
Dividends from net investment income	(.14)	(.15)	(.07)	(.21)	(.28)
Distributions from net realized gains	-	-	(2.61)	(3.24)	(.97)
Total dividends and distributions	(.14)	(.15)	(2.68)	(3.45)	(1.25)
Capital Contributions:	- (d)	-	-	-	-
Net asset value, end of year	$9.83	$8.59	$7.47	$16.80	$17.28
Total Return(b):	16.16%	17.35%	(46.99)%	21.22%	27.95%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$103	$110	$130	$363	$340
Average net assets (000,000)	$106	$109	$264	$351	$310
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.60%	1.62%	1.53%	1.50%	1.52%
Expenses, excluding distribution and service (12b-1) fees	.60%	.62%	.53%	.50%	.52%
Net investment income	1.91%	3.03%	.82%	1.26%	1.78%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $0.005 per share.

See Notes to Financial Statements.

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Class C
	Year Ended November 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$8.58	$7.47	$16.78	$17.27	$14.67
Income (loss) from investment operations:
Net investment income	.18	.22	.10	.20	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.20	1.04	(6.73)	2.76	3.57
Total from investment operations	1.38	1.26	(6.63)	2.96	3.85
Less Dividends and Distributions:
Dividends from net investment income	(.14)	(.15)	(.07)	(.21)	(.28)
Distributions from net realized gains	-	-	(2.61)	(3.24)	(.97)
Total dividends and distributions	(.14)	(.15)	(2.68)	(3.45)	(1.25)
Capital Contributions:	- (d)	-	-	-	-
Net asset value, end of year	$9.82	$8.58	$7.47	$16.78	$17.27
Total Return(b):	16.18%	17.21%	(46.92)%	21.24%	27.88%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$97	$101	$110	$228	$166
Average net assets (000,000)	$100	$98	$198	$195	$116
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.60%	1.62%	1.53%	1.50%	1.52%
Expenses, excluding distribution and service (12b-1) fees	.60%	.62%	.53%	.50%	.52%
Net investment income	1.90%	2.98%	.83%	1.28%	1.80%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $0.005 per share.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	41

Financial Highlights

continued

Class R
	Year Ended November 30,				August 22, 2006(a) through November 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$8.60	$7.49	$16.83	$17.38	$16.06
Income (loss) from investment operations:
Net investment income	.22	.26	.16	.26	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.21	1.04	(6.74)	2.73	1.35
Total from investment operations	1.43	1.30	(6.58)	2.99	1.44
Less Dividends and Distributions:
Dividends from net investment income	(.18)	(.19)	(.15)	(.30)	(.12)
Distributions from net realized gains	-	-	(2.61)	(3.24)	-
Total dividends and distributions	(.18)	(.19)	(2.76)	(3.54)	(.12)
Capital Contributions:	- (g)	-	-	-	-
Net asset value, end of period	$9.85	$8.60	$7.49	$16.83	$17.38
Total Return(c):	16.82%	17.76%	(46.66)%	21.36%	9.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,461	$3,223	$2,596	$2,655	$7
Average net assets (000)	$3,914	$2,868	$3,377	$1,121	$1
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees(d)	1.10%	1.12%	1.03%	1.00%	1.02%	(e)
Expenses, excluding distribution and service (12b-1) fees	.60%	.62%	.53%	.50%	.52%	(e)
Net investment income	2.42%	3.37%	1.37%	1.59%	1.84%	(e)

(a) Inception date.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Through March 31, 2012, the distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to ..50% of the average daily net assets of the Class R shares.

(e) Annualized.

(f) Does not include expenses of the underlying portfolios in which the Fund invests.

(g) Less than $0.005 per share.

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Class Z
	Year Ended November 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$8.61	$7.50	$16.85	$17.32	$14.71
Income (loss) from investment operations:
Net investment income	.27	.30	.23	.36	.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.21	1.04	(6.75)	2.77	3.58
Total from investment operations	1.48	1.34	(6.52)	3.13	4.01
Less Dividends and Distributions:
Dividends from net investment income	(.23)	(.23)	(.22)	(.36)	(.43)
Distributions from net realized gains	-	-	(2.61)	(3.24)	(.97)
Total dividends and distributions	(.23)	(.23)	(2.83)	(3.60)	(1.40)
Capital Contributions:	- (d)	-	-	-	-
Net asset value, end of year	$9.86	$8.61	$7.50	$16.85	$17.32
Total Return(b):	17.37%	18.33%	(46.38)%	22.51%	29.17%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$81	$82	$98	$176	$132
Average net assets (000,000)	$84	$83	$163	$150	$98
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.60%	.62%	.53%	.50%	.52%
Expenses, excluding distribution and service (12b-1) fees	.60%	.62%	.53%	.50%	.52%
Net investment income	2.91%	4.00%	1.84%	2.27%	2.80%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $0.005 per share.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	43

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Utility Fund (formerly Jennison Utility Fund) a series of Prudential Sector Funds, Inc. (formerly JennisonDryden Sector Funds, Inc.) (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 18, 2011

44	Visit our website at www.prudentialfunds.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s year end (November 30, 2010) as to the federal tax status of dividends paid by the Fund during such fiscal year. We are advising you that during the year ended November 30, 2010, the Fund paid ordinary income dividends of $0.20 per Class A shares, $0.14 per Class B and Class C shares, $0.18 per Class R shares and $0.23 per Class Z shares.

For the year ended November 30, 2010, the Fund designates the maximum amount allowable under Section 854 of the Internal Revenue Code but not less than the following percentage of the ordinary income distributions paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD).

	QDI	DRD
Prudential Jennison Utility Fund	100%	94.08%

In January 2011, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV, as to the federal tax status of the distributions received by you in calendar 2010.

Prudential Jennison Utility Fund	45

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006.

Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Visit our website at www.prudentialfunds.com

Stephen P. Munn (68) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (71) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996- January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Prudential Jennison Utility Fund

Interested Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996, Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (52) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Prudential Jennison Utility Fund

Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Utility Fund (the “Fund”) 1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 21-23, 2010 and approved the renewal of the agreements through July 31, 2011, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2009, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees,

[1]	Prudential Jennison Utility Fund is a series of Prudential Sector Funds, Inc.

Prudential Jennison Utility Fund

Approval of Advisory Agreements (continued)

and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 21-23, 2010.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio.

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The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Utility Funds Performance Universe) was in the first quartile over the one- and 10-year periods, in the second quartile over the five-year period, and in the fourth quartile over the three-year period. The Board also noted that the Fund outperformed its benchmark index over the one-, five-, and 10-year periods, although it underperformed its benchmark index over the three-year period. The Board noted PI’s explanation that steep declines in commodity prices in 2008 led to significant losses in the energy sector, causing the Fund to underperform over the three-year period. The Board further noted that the Fund’s recent performance had improved, with the Fund outperforming its benchmark index and the median of its Peer Universe during the first quarter of 2010. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and

Prudential Jennison Utility Fund

Approval of Advisory Agreements (continued)

considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Company has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Sector Funds, Inc./Prudential Jennison Utility Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Jennison Utility Fund
Share Class	A	B	C	R	Z
NASDAQ	PRUAX	PRUTX	PCUFX	JDURX	PRUZX
CUSIP	74441P858	74441P841	74441P833	74441P825	74441P817

MF105E    0193886-00001-00

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended November 30, 2010 and November 30, 2009, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $64,500 and $62,607, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

Not applicable for the fiscal year ended November 30, 2010. During the fiscal year ended November 30, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $4,673 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the

Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2010 and 2009. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2010 and 2009 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Sector Funds, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	January 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date:	January 25, 2011

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	January 25, 2011